CBASS Series 2004-CB1 Trust


            Mortgage Loan Asset-Backed Certificates, Series 2004-CB1

                           $419,997,000 (Approximate)

                               Subject to Revision


                   January 28, 2004 - Computational Materials


Copyright 2004 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by C-BASS (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMORGAN
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                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
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          [C-BASS
           CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC LOGO]




================================================================================

RMBS New Issue Term Sheet


$419,997,000 Certificates (approximate)


C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2004-CB1
Classes AF-1, AV-1, AV-2, AV-3, M-1, M-2, M-3, B-1, B-2, B-3 & B-4


Asset Backed Funding Corporation
Depositor


Credit-Based Asset Servicing and Securitization LLC
Seller


Litton Loan Servicing LP
Servicer



January 28, 2004



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        1
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         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB1
--------------------------------------------------------------------------------
                                Certificates (1)
--------------------------------------------------------------------------------

----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
                                                                                                                 Final
                                                                                           Expected            Scheduled
                                Expected                   Class /      Expected WAL   Principal Window       Distribution
                   Loan       Approximate      Interest   Principal        (yrs)             (mos)              Date(5)
     Class         Group        Size(2)          Type        Type        (Call/Mat)       (Call/Mat)           (Call/Mat)
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
 AF-1(3)(4)           I       104,456,000      Fixed       Sen / PT     2.84 / 3.29       1-91/1-199         Aug-11/Aug-20
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
AV-1(3)(4)(7)        II       100,000,000      Floating    Sen / PT     2.32 / 2.44       1-91/1-161        Aug-11 / Jun-17
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
 AV-2(4)(7)          II       115,577,000      Floating   Sen / Seq     1.49 / 1.49        1-55/1-55        Aug-08 / Aug-08
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
AV-3(3)(4)(7)        II        23,600,000      Floating   Sen / Seq     6.38 / 7.07      55-91/55-161       Aug-11 / Jun-17
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
  M-1(3)(4)        I & II      24,394,000      Floating      Mez        5.06 / 5.58      40-91/40-167       Aug-11 / Dec-17
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
  M-2(3)(4)        I & II      21,212,000      Floating      Mez        5.01 / 5.49      38-91/38-153       Aug-11 / Oct-16
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
  M-3(3)(4)        I & II       6,364,000      Floating      Mez        4.99 / 5.40      38-91/38-136       Aug-11 / May-15
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
  B-1(3)(4)        I & II       5,303,000      Floating      Sub        4.99 / 5.36      38-91/38-128       Aug-11 / Sep-14
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
  B-2(3)(4)        I & II       5,303,000      Floating      Sub        4.98 / 5.28      37-91/37-121       Aug-11 / Feb-14
----------------- ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
  B-3(3)(4)        I & II       5,303,000      Floating      Sub        4.97 / 5.16      37-91/37-111       Aug-11 / Apr-13
----------------- ---------- --------------- ----------- ------------- --------------------------------------------------------
B-4(3)(4)(6)       I & II       8,485,000      Floating      Sub                         Not Offered Hereby
----------------- ---------- --------------- ----------- ------------- --------------------------------------------------------


----------------- ------------------------------

     Class              Expected Ratings

                  -------- ---------- ----------
                    S&P     Moody's     Fitch
----------------- -------- ---------- ----------
 AF-1(3)(4)         AAA       Aaa        AAA
----------------- -------- ---------- ----------
AV-1(3)(4)(7)       AAA       Aaa        AAA
----------------- -------- ---------- ----------
 AV-2(4)(7)         AAA       Aaa        AAA
----------------- -------- ---------- ----------
AV-3(3)(4)(7)       AAA       Aaa        AAA
----------------- -------- ---------- ----------
  M-1(3)(4)         AA        Aa2        AA
----------------- -------- ---------- ----------
  M-2(3)(4)          A        A2          A
----------------- -------- ---------- ----------
  M-3(3)(4)         A-        A3         A-
----------------- -------- ---------- ----------
  B-1(3)(4)        BBB+      Baa1       BBB+
----------------- -------- ---------- ----------
  B-2(3)(4)         BBB      Baa2        BBB
----------------- -------- ---------- ----------
  B-3(3)(4)        BBB-      Baa3       BBB-
----------------- -------- ---------- ----------
B-4(3)(4)(6)        BB        Ba2        BB
----------------- -------- ---------- ----------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will settle flat. The Class AF-1 Certificates will settle with accrued interest, beginning on January 1, 2004.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) For the Senior Certificates, the certificate coupon on the Class AF-1 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date and the certificate margins on the Class AV-1 and AV-3 Certificates will equal 2 times their respective original applicable margins on the first Distribution Date after the Optional Termination Date. Likewise, for the Mezzanine and Subordinate Certificates, the certificate margins on the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates will equal 1.5 times their original certificate margins on the first Distribution Date after the Optional Termination Date.

(4) The Certificates will be subject to the applicable Rate Cap as described herein.

(5) The Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class B-4 Certificates will be offered pursuant to a private placement memorandum and they will be excluded from this term sheet.

(7)   The approximate size is subject to variance due to marketing.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Pricing Speed
--------------------------------------------------------------------------------
Loan Group I       The Pricing Speed for the fixed rate Mortgage Loans is 23%
                   HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23%
                   CPR thereafter).

Loan Group II      The Pricing Speed for the fixed rate Mortgage Loans is 23%
                   HEP.
                   The Pricing Speed for the adjustable rate Mortgage Loans is
                   28% CPR.
--------------------------------------------------------------------------------


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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        2
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                           Summary of Important Dates
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
Deal Information                                                               Collateral Information
------------------------------------------------------------------------------------------------------------------------------------
Expected Pricing                      01/30/2004                               Cut-off Date                     01/01/2004
Expected Settlement                   02/12/2004                               Next Payment                     02/01/2004
First Distribution                    02/25/2004
Expected Stepdown                     02/25/2007
------------------------------------------------------------------------------------------------------------------------------------


Bond Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Expected
                                                                                          Final Scheduled            REMIC
                                   Initial Accrual                                       Distribution Date          Maturity
   Class           Dated Date           Days*          Accrual Method      Delay Days      (Call/Mat) **            Date ***
------------------------------------------------------------------------------------------------------------------------------------
    AF-1            1/1/2034             41               30/360              24            Aug-11/Aug-20            2/25/34
    AV-1           2/12/2034              0              Act/360               0           Aug-11 / Jun-17           2/25/34
    AV-2           2/12/2034              0              Act/360               0           Aug-08 / Aug-08           2/25/34
    AV-3           2/12/2034              0              Act/360               0           Aug-11 / Jun-17           2/25/34
    M-1            2/12/2034              0              Act/360               0           Aug-11 / Dec-17           2/25/34
    M-2            2/12/2034              0              Act/360               0           Aug-11 / Oct-16           2/25/34
    M-3            2/12/2034              0              Act/360               0           Aug-11 / May-15           2/25/34
    B-1            2/12/2034              0              Act/360               0           Aug-11 / Sep-14           2/25/34
    B-2            2/12/2034              0              Act/360               0           Aug-11 / Feb-14           2/25/34
    B-3            2/12/2034              0              Act/360               0           Aug-11 / Apr-13           2/25/34
    B-4                                                          Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------

*   See footnote (1) on page 2.

** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:         C-BASS Mortgage Loan Asset-Backed Certificates,
                             Series 2004-CB1

Offered Certificates:        The Class AF-1 Certificates; the Class AV-1, Class
                             AV-2 and Class AV-3 Certificates; the Class M-1,
                             Class M-2, Class M-3 Certificates and the Class
                             B-1, Class B-2 and Class B-3 Certificates.

Senior Certificates:         The Class AF-1, Class AV-1, Class AV-2 and Class
                             AV-3 Certificates (collectively, the "Senior
                             Certificates") are referred to herein as the Class
                             A Certificates.

Mezzanine Certificates:      The Class M-1, Class M-2 and Class M-3 Certificates

Subordinate Certificates:    The Class B-1, Class B-2, Class B-3 and Class B-4
                             Certificates

Fixed Rate Certificates:     The Class AF-1 Certificates

Floating Rate Certificates   The Class AV-1, Class AV-2 and Class AV-3
                             Certificates (the "Senior Floating Rate
                             Certificates"), the Mezzanine Certificates and the Subordinate Certificates.

Servicer:                    Litton Loan Servicing LP, a subsidiary of the
                             Seller.

Seller:                      Credit-Based Asset Servicing and Securitization LLC
                             ("C-BASS")

Depositor:                   Asset Backed Funding Corporation

Trustee:                     U.S. Bank National Association

Custodian:                   The Bank of New York

Rating Agencies:             Standard & Poor's ("S&P"), Moody's Investors
                             Service ("Moody's") and Fitch Ratings ("Fitch")

Lead Underwriter:            Banc of America Securities LLC

Co-Manager:                  J.P. Morgan Chase

Settlement Date:             On or about February 12, 2004.

Distribution Dates:          25th of each  month, or if such day is not a
                             business day, the next succeeding business day, beginning on February 25, 2004.

Cut-off Date:                The close of business on January 1, 2004.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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                                                     Computational Materials for
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                                SUMMARY OF TERMS
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Payment Delay:               With respect to the Class  AV-1, Class AV-2, Class
                             AV-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, 0 days.

                             With respect to the Class AF-1 Certificates, 24 days.

Day Count:                   With respect to the Class  AV-1, Class AV-2, Class
                             AV-3, Class M-1, Class M-2, Class M-3, Class B-1,
                             Class B-2, Class B-3 and Class B-4 Certificates,
                             Actual/360.

                             With respect to the Class AF-1 Certificates,
                             30/360.

Servicing Fee:               0.50% per annum.

Trustee Fee:                 0.0060% per annum.

Optional Termination Date:   The first Distribution Date on which the aggregate
                             principal balance of the Mortgage Loans declines to 10% or less of the aggregate initial principal balance of the Mortgage Loans.

Denomination:                $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:           The Senior Certificates may be ERISA eligible.

SMMEA Eligibility:           The Offered Certificates will not be SMMEA
                             eligible.

Tax Status:                  The Offered Certificates will be designated as
                             regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer Advances:   Actuarial Loans
                             ---------------
                             The Servicer is required to advance at least one business day prior to each Distribution Date scheduled principal and interest payments (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until such loan becomes REO, in which case the Servicer will advance interest only or until it deems such advance to be non-recoverable. The Servicer will make only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan and will only advance interest with respect to second lien and third lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act
                             (the "Relief Act") or any similar state laws.

                             Simple Interest Loans
                             ---------------------
                             The Servicer is not required to advance principal or interest with respect to any Simple Interest Mortgage Loan.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
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                                SUMMARY OF TERMS
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Mortgage Loans:              The Mortgage Loans consist of fixed and adjustable
                             rate, conventional closed-end Mortgage Loans, secured by 1st, 2nd and 3rd lien, level pay, interest only and balloon mortgages on primarily
                             1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of January 1, 2004. The Mortgage Pool consists of performing Mortgage Loans. Please see "Collateral Description" for additional information. The Mortgage Pool will be divided into two groups:

                             o   Group I Mortgage Loans will consist of
                                 approximately 1,247 conforming and
                                 non-conforming fixed rate Mortgage Loans with an aggregate principal balance of $128,958,325.56.

                             o   Group II Mortgage Loans will consist of
                                 approximately 2,135 conforming and
                                 non-conforming adjustable rate and fixed rate Mortgage Loans with an aggregate principal balance of $295,280,178.87.

Realized Losses:             Losses resulting from the liquidation of defaulted
                             mortgage loans will first reduce the level of excess interest and overcollateralization, if any, for the offered certificates. If there is no excess interest or overcollateralization, such losses will be allocated to the Class B-4, the Class B-3, the Class B-2, the Class B-1, the Class M-3, the Class
                             M-2 and then the Class M-1 Certificates, in that order. Realized Losses will not be allocated to the Senior Certificates

Special Hazard Losses:       Special Hazard Losses are generally Realized Losses
                             that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and
                             (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                             Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                             Date, (ii) two times the principal balance of the largest Mortgage Loan as of the date of determination and (iii) the aggregate principal balance of the Mortgage Loans in the largest zip-code concentration in the State of California as of the date of determination, such losses will be allocated among all the outstanding classes of Mezzanine and Subordinate Certificates, pro rata, based on their respective Certificate Principal
                             Balances.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:          Credit enhancement for the structure is provided by
                             Excess Interest, Overcollateralization,
                             cross-collateralization and subordination.

                             Certificate Credit Enhancement
                             ------------------------------

                             (1) The Class A Certificates are enhanced by Excess
                                 Interest, approximately 18.00% in subordinate certificates, and the Overcollateralization Amount.

                             (2) The Class M-1 Certificates are enhanced by
                                 Excess Interest, approximately 12.25% in subordinate certificates, and the Overcollateralization Amount.

                             (3) The Class M-2 Certificates are enhanced by
                                 Excess Interest, approximately 7.25% in
                                 subordinate certificates and the
                                 Overcollateralization Amount.

                             (4) The Class M-3 Certificates are enhanced by
                                 Excess Interest, approximately 5.75% in
                                 subordinate certificates and the
                                 Overcollateralization Amount.

                             (5) The Class B-1 Certificates are enhanced by
                                 Excess Interest, approximately 4.50% in
                                 subordinate certificates and the
                                 Overcollateralization Amount.

                             (6) The Class B-2 Certificates are enhanced by
                                 Excess Interest, approximately 3.25% in
                                 subordinate certificates and the
                                 Overcollateralization Amount.

                             (7) The Class B-3 Certificates are enhanced by
                                 Excess Interest, approximately 2.00% in
                                 subordinate certificates and the
                                 Overcollateralization Amount.

                             (8) The Class B-4 Certificates are enhanced by
                                 Excess Interest and the Overcollateralization Amount.

Expected Target              Prior to the Stepdown Date, 1.00% of the aggregate
Overcollateralization        initial principal balance of the Mortgage Loans.
Amount:                      On and after the Stepdown Date, if a Trigger Event
                             is not in effect, the lesser of (i) 1.00% of the aggregate initial principal balance of the Mortgage
                             Loans and (ii) the greater of (A) 2.00% of the aggregate current principal balance of the Mortgage
                             Loans and (B) 0.50% of the aggregate initial principal balance of the Mortgage Loans. If a Trigger Event is in effect, the Target
                             Overcollateralization Amount will be the Target
                             Overcollateralization Amount from the previous period.

Overcollateralization Floor: For any Distribution Date, the Over-
                             collateralization Floor (the "OC Floor") will equal 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Overcollateralization        On any Distribution Date, the excess, if any, of
Amount:                      (x) the aggregate principal balance of the Mortgage
                             Loans as of the last day of the related Collection
                             Period over (y) the aggregate Certificate Principal
                             Balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution Date).


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        7
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--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Overcollateralization        On any Distribution Date, on or after the Stepdown
Release Amount:              Date on which a Trigger Event is not in effect, the
                             lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target
                             Overcollateralization Amount for such Distribution
                             Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Senior Enhancement           On any Distribution Date, is the percentage
Percentage:                  obtained by dividing (x) the sum of (i) the
                             aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the
                             Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.

Stepdown Date:               The later to occur of (x) the earlier to occur of
                             (a) the Distribution Date in February 2007 and (b) the Distribution Date on which the aggregate certificate principal balance of the Class A
                             Certificates is reduced to zero, and (y) the first
                             Distribution Date on which the Senior Enhancement
                             Percentage is greater than or equal to 38.00%

Expected Credit Support
Percentage:
                        Class    Initial Credit Support   After Stepdown Support
                        -----    ----------------------   ----------------------
                          A              19.00%                  38.00%
                         M-1             13.25%                  26.50%
                         M-2             8.25%                   16.50%
                         M-3             6.75%                   13.50%
                         B-1             5.50%                   11.00%
                         B-2             4.25%                    8.50%
                         B-3             3.00%                    6.00%
                         B-4             1.00%                    2.00%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
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--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
Trigger Event:               Is in effect on a Distribution Date if any one of
                             the following conditions exist as of the last day of the related collection period:

                             i.  The "Rolling Six Month 60+ Delinquency
                                 Percentage" equals or exceeds 40% the Senior
                                 Enhancement Percentage; or

                             ii. The aggregate amount of realized losses
                                 incurred since the Cut-off Date through the last day of such related collection period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

                 Distribution Dates          Cumulative Realized Loss Percentage
                 ------------------          -----------------------------------
            February 2007 - January 2008                    2.50%
            February 2008 - January 2009                    4.00%
            February 2009 - January 2010                    5.20%
            February 2010 and thereafter                    5.50%


60+ Day Delinquent Loan:     Each Mortgage Loan with respect to which any
                             portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

Rolling Six Month 60+ Day    With respect to any Distribution Date, the average
Delinquent Percentage:       of the percentage  equivalents of the fractions
                             determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                             Balance of Mortgage Loans that are 60+ Day
                             Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.


--------------------------------------------------------------------------------
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                               PASS-THROUGH RATES
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Pass-Through Rate:           On each Distribution Date prior to and including
                             the Optional Termination Date, the Pass-Through Rate for the Offered Certificates is as follows:

                             The Pass-Through Rate for Fixed Rate Certificates for any Distribution Date will be the lesser of (x) the certificate coupon for such Distribution Date and (y) the applicable rate cap for such Distribution Date.

                             The Pass-Through Rate for the Floating Rate
                             Certificates for any Distribution Date will be the lesser of:

                             (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the related certificate margin for the applicable class, and

                             (ii) the applicable rate cap for such Distribution
                                  Date.

                             On each Distribution Date after the Optional
                             Termination Date, the certificate margins for the Senior Floating Rate Certificates will be equal to 2 times their respective initial margins and for the Mezzanine and Subordinate Certificates, the related certificate margins will be 1.5 times their respective initial margins.

                             On the Distribution Date after the Optional
                             Termination Date, the coupon on the Class AF-1 Certificates will increase by 0.50% per annum.


Interest Accrual:            Interest will accrue on the Offered Certificates at
                             the applicable Pass-Through Rate.

                             o The first accrual period for the Class AF-1 Certificates will begin on January 1, 2004. Interest will accrue on the Class AF-1 Certificates from and including the first day of each month up to and including the last day of such month preceding the current Distribution Date, on a 30/360 basis.

                             o Interest on the Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will accrue initially from the Settlement Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date on an Actual/360 basis.

Group I Rate Cap:            The Group I Rate Cap for any Distribution Date will
                             be a per annum rate equal to the weighted average of the Group I Mortgage Interest Rates (net of the
                             Servicing Fees and Trustee Fees), weighted on the basis of the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
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CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        10
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                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
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                               PASS-THROUGH RATES
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Group II Rate Cap:           The Group II Rate Cap for any  Distribution Date
                             will be a per annum rate equal to the weighted average of the Group II Mortgage Interest Rates
                             (net of the Servicing Fees and Trustee Fees), weighted on the basis of the aggregate principal balance of the Group II Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Pool Cap:                    The Subordinate Rate Cap will be a per annum rate
                             equal to the weighted average of the Mortgage
                             Interest Rates for the pool (net of the Servicing
                             Fees and Trustee Fees), weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior
                             Certificates, adjusted to an effective rate reflecting the accrual of interest on an actual
                             /360 basis.

Interest Carry Forward       As of any Distribution Date, the sum of: (x) the
Amount:                      excess, if any, of the accrued certificate interest
                             and any Interest Carry Forward Amount for the prior
                             Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date; and (y) interest on such excess at the applicable Pass-Through Rate on the basis of the related accrual method.

LIBOR Carryover Amount:      If on any Distribution Date, the Pass-Through Rate
                             for the Floating Rate Certificates is based on the Group II Rate Cap or Pool Cap, the excess of (i) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date based on its Pass-Through Rate, over (ii) the amount of interest such class of certificates received on such Distribution Date based on the Group II Rate Cap or Pool Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such class).

Monthly Excess Interest      The sum of excess interest collections for a
Amount:                      collection period which, in the absence of losses,
                             are not used to pay current interest on the Offered
                             Certificates and Class B-4 Certificates interest on the overcollateralization amount.

Yield Maintenance            On the Settlement Date, the Trust will enter into
Agreement:                   a Yield Maintenance Agreement to make payments in
                             respect of any LIBOR Carryover Amount on the Mezzanine and Subordinate Certificates, other than the Class B-4 Certificates, to the extent necessary on the Distribution Dates occurring from March 2004 to October 2006. On each Distribution Date, the counterparty to the Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of
                             (i) One Month LIBOR, subject to a maximum rate specified on the Yield Maintenance Agreement
                             Schedule over (ii) the strike price for such Distribution Date specified on the Yield
                             Maintenance Agreement Schedule, accrued during the interest accrual period for the Mezzanine and Subordinate Certificates and (b) the notional balance for such Distribution Date specified on the Yield Maintenance Agreement Schedule and (c) the actual number of days in the related interest accrual period divided by 360.


--------------------------------------------------------------------------------
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[JP MORGAN LOGO]                        11
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                                                     CBASS Series 2004-CB1 Trust
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                             INTEREST DISTRIBUTIONS
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Priority of Distributions -  Distributions of interest to the Offered
Interest:                    Certificates will be made from the interest
                             remittance amount from the related groups of Mortgage Loans as follows:

                             (A) From the interest remittance amount related to the Group I Mortgage Loans:

                                  (i)   to the Trustee, the related group
                                        Trustee Fee;

                                  (ii) to the AF-1 Certificates, the applicable accrued certificate interest for such Distribution Date;

                                  (iii) to the AF-1 Certificates, the applicable
                                        Interest Carry Foward Amount for such
                                        Distribution Date; and

                                  (iv)  pro rata, to the Class AV-1, the Class
                                        AV-2 and the Class AV-3 Certificates,
                                        the applicable accrued certificate
                                        interest and Interest Carry Forward
                                        Amounts for such Distribution Date to
                                        the extent not covered by clause B (ii)
                                        and B (iii) below;

                             (B) From the interest remittance amount related to the Group II Mortgage Loans:

                                  (i)   to the Trustee, the related group
                                        Trustee Fee;

                                  (ii)  pro rata, to the Class AV-1, the Class
                                        AV-2 and the Class AV-3 Certificates,
                                        the applicable accrued certificate
                                        interest for such Distribution Date;

                                  (iii) pro rata, to the Class AV-1, the Class
                                        AV-2 and the Class AV-3 Certificates,
                                        the applicable Interest Carry Forward
                                        Amount for such Distribution Date; and

                                  (iv) to the AF-1 Certificates, the applicable accrued certificate interest and Interest Carry Forward Amount for such Distribution Date to the extent not covered by clause A (ii) and A (iii) above;


--------------------------------------------------------------------------------
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                             INTEREST DISTRIBUTIONS
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                             (C)  From the interest remittance amounts remaining
                                  after application of clauses A and B above:

                                  (i)    to the Class M-1 Certificates, the
                                         accrued certificate interest thereon
                                         for such Distribution Date;

                                  (ii)   to the Class M-2 Certificates, the
                                         accrued certificate interest thereon
                                         for such Distribution Date;

                                  (iii)  to the Class M-3 Certificates, the
                                         accrued certificate interest thereon
                                         for such Distribution Date;

                                  (iv)   to the Class B-1 Certificates, the
                                         accrued certificate interest thereon
                                         for such Distribution Date;

                                  (v)    to the Class B-2 Certificates, the
                                         accrued certificate interest thereon
                                         for such Distribution Date;

                                  (vi)   to the Class B-3 Certificates, the
                                         accrued certificate interest thereon
                                         for such Distribution Date;

                                  (vii)  to the Class B-4 Certificates, the
                                         accrued certificate interest thereon
                                         for such Distribution Date; and

                                  (viii) the amount, if any, remaining will be
                                         distributed as the Monthly Excess
                                         Cashflow.


--------------------------------------------------------------------------------
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                                                     CBASS Series 2004-CB1 Trust
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                             PRINCIPAL DISTRIBUTIONS
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Principal Remittance Amount: With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                             (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the insurance proceeds and liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received during the related Prepayment Period, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution       The sum of (i) the Principal Remittance Amount,
Amount:                      less  the Overcollateralization Release Amount, if
                             any, and (ii) the lesser of (a) the Monthly Excess
                             Interest Amount for such Distribution Date and (b) the amount, if any, by which the Target
                             Overcollateralization Amount exceeds the
                             Overcollateralization Amount for such Distribution
                             Date.

Senior Principal             As of any Distribution Date prior to the Stepdown
Distribution Amount:         Date and on any Distribution Date thereafter on
                             which the Trigger Event is in effect, the related
                             Senior Principal Distribution Amount will equal
                             100% of the Principal Distribution Amount.

                             As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal of the Mortgage Loans as of the last day of the related Collection Period and (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

Group I Principal            With respect to any Distribution Date, the
Allocation Percentage:       percentage equivalent of a fraction, the numerator
                             of which is (x) the Principal Remittance Amount for Group I for such Distribution Date, and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date.

Group I Principal            With respect to any Distribution Date, the Group I
Distribution Amount:         Principal Allocation Percentage times the Senior
                             Principal Distribution Amount.


--------------------------------------------------------------------------------
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prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
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[JP MORGAN LOGO]                        14
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                                                     CBASS Series 2004-CB1 Trust
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                             PRINCIPAL DISTRIBUTIONS
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Group II Principal           With respect to any Distribution Date, the
Allocation Percentage:       percentage equivalent of a fraction, the numerator
                             of which is (x) the Principal Remittance Amount for Group II for such Distribution Date, and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date.

Group II Principal           With respect to any Distribution Date, the Group II
Distribution Amount:         Principal Allocation Percentage times the Senior
                             Principal Distribution Amount.

Class M-1 Principal          With respect to any Distribution Date, (i) prior
Distribution Amount:         to the Stepdown Date and on any Distribution Date
                             thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution
                             Amount if the Senior Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related
                             Distribution Date and (b) the outstanding certificate principal balance of the Class M-1
                             Certificates immediately prior to such Distribution
                             Date over (ii) the lesser of (a) approximately
                             73.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                             Collection Period minus the OC Floor.

Class M-2 Principal          With respect to any Distribution Date, (i) prior to
Distribution Amount:         the Stepdown Date and on any  Distribution Date
                             thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                             Certificates and Class M-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1
                             Certificates after distribution of the Senior
                             Principal Distribution Amount and Class M-1
                             Principal Distribution Amount on the related
                             Distribution Date and (b) the outstanding certificate principal balance of the Class M-2
                             Certificates over (ii) the lesser of (a) approximately 83.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                             Collection Period minus the OC Floor.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
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                                                     CBASS Series 2004-CB1 Trust
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                             PRINCIPAL DISTRIBUTIONS
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Class M-3 Principal          With respect to any Distribution Date, (i) prior to
Distribution Amount:         the Stepdown Date and on any  Distribution Date
                             thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class
                             M-1 and Class M-2 Certificates remain outstanding;
                             100% of the Principal Distribution Amount if the Senior Certificates, the Class M-1 and Class M-2
                             Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                             Certificates, the Class M-1 and Class M-2
                             Certificates after distribution of the Senior
                             Principal Distribution Amount, the Class M-1 and
                             Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3
                             Certificates over (ii) the lesser of (a) approximately 86.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                             Collection Period minus the OC Floor.

Class B-1 Principal          With respect to any Distribution Date, (i) prior to
Distribution Amount:         the Stepdown Date and on any Distribution Date
                             thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class
                             M-1, the Class M-2 and the Class M-3 Certificates remain outstanding; 100% of the Principal
                             Distribution Amount if the Senior Certificates, the
                             Class M-1, the Class M-2 and the Class M-3
                             Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                             Certificates, the Class M-1, the Class M-2 and the
                             Class M-3 Certificates after distribution of the Senior Principal Distribution Amount, the Class
                             M-1, the Class M-2 and the Class M-3 Principal
                             Distribution Amounts on the related Distribution
                             Date and (b) the outstanding certificate principal balance of the Class B-1 Certificates over (ii) the lesser of (a) approximately 89.00% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                             Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC
                             Floor.


--------------------------------------------------------------------------------
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BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
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                                                     CBASS Series 2004-CB1 Trust
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                             PRINCIPAL DISTRIBUTIONS
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Class B-2 Principal          With respect to any Distribution Date, (i) prior to
Distribution Amount:         the Stepdown Date and on any Distribution Date
                             thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class
                             M-1, the Class M-2, the Class M-3 and the Class B-1
                             Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                             Certificates, the Class M-1, the Class M-2, the
                             Class M-3 and the Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of
                             (a) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1, the Class M-2, the Class M-3 and the Class B-1
                             Certificates after distribution of the Senior
                             Principal Distribution Amount, the Class M-1, the
                             Class M-2, the Class M-3 and the Class B-1
                             Principal Distribution Amounts on the related
                             Distribution Date and (b) the outstanding certificate principal balance of the Class B-2
                             Certificates over (ii) the lesser of (a) approximately 91.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                             Collection Period minus the OC Floor.

Class B-3 Principal          With respect to any Distribution Date, (i) prior to
Distribution Amount:         the Stepdown Date and on any Distribution Date
                             thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class
                             M-1, the Class M-2, the Class M-3, the Class B-1 and the Class B-2 Certificates remain outstanding;
                             100% of the Principal Distribution Amount if the Senior Certificates, the Class M-1, the Class M-2, the Class M-3, the Class B-1 and the Class B-2
                             Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1, the Class M-2, the Class M-3, the Class B-1 and the Class B-2
                             Certificates after distribution of the Senior
                             Principal Distribution Amount, the Class M-1, the
                             Class M-2, the Class M-3, the Class B-1 and the
                             Class B-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-3
                             Certificates over (ii) the lesser of (a) approximately 94.00% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                             Collection Period minus the OC Floor.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
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CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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                             PRINCIPAL DISTRIBUTIONS
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Class B-4 Principal          With respect to any Distribution Date, (i) prior to
Distribution Amount:         the Stepdown Date and on any Distribution Date
                             thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class
                             M-1, the Class M-2, the Class M-3, the Class B-1, the Class B-2 and the Class B-3 Certificates remain outstanding; 100% of the Principal Distribution
                             Amount if the Senior Certificates, the Class M-1, the Class M-2, the Class M-3, the Class B-1, the
                             Class B-2 and the Class B-3 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of
                             (a) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1, the Class M-2, the Class M-3, the Class B-1, the
                             Class B-2 and the Class B-3 Certificates after distribution of the Senior Principal Distribution
                             Amount, the Class M-1, the Class M-2, the Class
                             M-3, the Class B-1, the Class B-2 and the Class B-3
                             Principal Distribution Amounts on the related
                             Distribution Date and (b) the outstanding certificate principal balance of the Class B-4
                             Certificates over (ii) the lesser of (a) approximately 98.00% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                             Collection Period minus the OC Floor.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final
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CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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                             PRINCIPAL DISTRIBUTIONS
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Priority of Distributions -  With respect to each Distribution Date (a) before
Principal:                   the Stepdown Date or (b) on which a Trigger Event
                             is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                  first, concurrently, as follows:

                                  (i) to the Class AF-1 Certificates the Group I Principal Distribution Amount until the certificate principal balance of such Certificates is zero; and

                                  (ii) pro rata, to (a) the Class AV-1
                                       Certificates and (b) to the Class AV-2
                                       and the Class AV-3 Certificates
                                       sequentially, the Group II Principal
                                       Distribution Amount until the certificate principal balance of such Certificates are zero.

                                  second, concurrently, as follows:

                                  (i)  pro rata, to (a) the Class AV-1
                                       Certificates and (b) to the Class AV-2
                                       and the Class AV-3 Certificates
                                       sequentially, any Group I Principal
                                       Distribution Amount remaining after
                                       payment pursuant to priority first above until the certificate principal balances of such Certificates are zero; and

                                  (ii) to the Class AF-1 Certificates, any
                                       remaining Group II Principal Distribution
                                       Amount remaining after payment pursuant
                                       to priority first above until the
                                       certificate principal balance of such
                                       Certificates is zero.

                                  third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                  fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                  fifth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                  sixth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                  seventh, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                  eighth, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                  ninth, to the Class B-4 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                                  tenth, any remaining Principal Distribution
                                  Amount will be distributed as part of Excess
                                  Cashflow.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        19

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
                             With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                  first, concurrently, as follows:

                                  (i) to the Class AF-1 Certificates, the Group I Principal Distribution Amount until the certificate principal balance of such Certificates is zero; and

                                  (ii) pro rata, to (a) the Class AV-1
                                       Certificates and (b) to the Class AV-2
                                       and the Class AV-3 Certificates
                                       sequentially, the Group II Principal
                                       Distribution Amount until the certificate principal balances of such Certificates are zero.

                                  second, concurrently, as follows:

                                  (i)  pro rata, to (a) the Class AV-1
                                       Certificates and (b) to the Class AV-2
                                       and the Class AV-3 Certificates
                                       sequentially, any Group I Principal
                                       Distribution Amount remaining after
                                       payment pursuant to priority first above until the certificate principal balances of such Certificates are zero; and

                                  (ii) to the Class AF-1 Certificates, any
                                       remaining Group II Principal Distribution
                                       Amount remaining after payment pursuant
                                       to priority first above until the
                                       certificate principal balance of such
                                       Certificates is zero.

                                  third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                  fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                  fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        20

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

                                  sixth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; ' seventh, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                  eighth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                  ninth, to the Class B-4 Certificates, the Class B-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                                  tenth, any remaining Principal Distribution
                                  Amount will be distributed as part of Excess
                                  Cashflow.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        21

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:             On any Distribution Date, the sum of the Monthly
                             Excess Interest Amount, the Overcollateralization
                             Release Amount and any portion of the Principal
                             Distribution Amount (without duplication) remaining after principal distributions on the Senior, Mezzanine and Subordinate Certificates will be applied in the following order of priority:

                             (i) to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Senior Certificates;

                             (ii) to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;

                             (iii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

                             (iv) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

                             (v) to fund the related Class M-1 Realized Loss Amortization Amount for such Distribution Date;

                             (vi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-2 Certificates;

                             (vii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

                             (viii) to fund the Class M-2 Realized Loss
                                    Amortization Amount for such Distribution
                                    Date;

                             (ix) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-3 Certificates;

                             (x) to fund the Interest Carry Forward Amount for the Class M-3 Certificates, if any;

                             (xi)   to fund the Class M-3 Realized Loss
                                    Amortization Amount for such Distribution
                                    Date;

                             (xii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        22

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

                             (xiii) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

                             (xiv)    to fund the Class B-1 Realized Loss
                                      Amortization Amount for such Distribution
                                      Date;

                             (xv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-2 Certificates;

                             (xvi) to fund the Interest Carry Forward Amount for the Class B-2 Certificates, if any;

                             (xvii)   to fund the Class B-2 Realized Loss
                                      Amortization Amount for such Distribution
                                      Date;

                             (xviii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-3 Certificates;

                             (xix) to fund the Interest Carry Forward Amount for the Class B-3 Certificates, if any;

                             (xx)     to fund the Class B-3 Realized Loss
                                      Amortization Amount for such Distribution
                                      Date;

                             (xxi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-4 Certificates;

                             (xxii) to fund the Interest Carry Forward Amount for the Class B-4 Certificates, if any;

                             (xxiii)  to fund the Class B-4 Realized Loss
                                      Amortization Amount for such Distribution
                                      Date;

                             (xxiv) to fund the amount of any LIBOR Carryover Amount, pro rata, to the Class AV-1, Class AV-2 and Class AV-3 Certificates;

                             (xxv) to fund the amount of any LIBOR Carryover Amount sequentially to the Mezzanine and Subordinate Certificates; and

                             (xxvi) to fund distributions to the holders of the Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        23

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                               COLLATERAL OVERVIEW
                               -------------------


The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end Mortgage Loans, secured by 1st, 2nd and 3rd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of January 1, 2004. The Mortgage Pool consists of 100.00% performing Mortgage Loans.

Performing Mortgage Loans
-------------------------
"Performing Mortgage Loan" or "Current Mortgage Loan" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days or more delinquent.

FHA Mortgage Loans
------------------
The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        24

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2004-CB1
                  Mortgage Loan Characteristics Summary Report

Summary                                                                          Total              Minimum             Maximum
--------------------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                                    $424,238,504.43
Number of Mortgage Loans                                                         3,382
Average Current Principal Loan Balance                                     $125,440.13            $2,400.59         $648,929.19
Average Original Principal Loan Balance                                    $127,366.20            $7,900.00         $650,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                       82.11%                2.47%             121.44%
(1) Weighted Average Mortgage Loan Rate                                         7.673%               3.375%             16.250%
(1) (2) Weighted Average Gross Margin                                           6.069%               0.250%             10.260%
(1) (2) Weighted Average Initial Periodic Rate Cap                              2.572%               1.000%              6.000%
(1) (2) Weighted Average Subsequent Periodic Rate Cap                           1.120%               1.000%              3.000%
(1) (2) (3) Weighted Average Minimum Mortgage Rate                              7.509%               0.000%             13.500%
(1) (2) Weighted Average Maximum Mortgage Rate                                 13.898%              10.000%             26.000%
(1) Weighted Average Original Term to Maturity (months)                            341                   60                 380
(1) Weighted Average Remaining Term to Stated Maturity (months)                    332                    8                 360
(1) (2) Weighted Average Term to Roll (months)                                      22                    1                  58
(1) (3) (4) Weighted Average FICO Score                                            642                  432                 814
--------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) Non-Zero Weighted average.
(4) 98.89% of the Mortgage Loans have FICO Scores.



---------------------------------------------------------------------------------------------------------------

                                                                          Percent of Statistical Calculation
                                                                                         Date
                                                    Range                          Principal Balance
                                                    -----                          -----------------
Loan Type                                           Fixed                               47.26%
                                                    ARMs                                52.74%

Lien                                                First                               95.96%
                                                    Second                               4.03%
                                                    Third(1)                             0.00%

Balloon Loans                                                                            5.02%
Interest Only Loans                                                                      3.44%
FHA Loans                                                                                0.13%
Seller Financed Loans                                                                    1.51%
Section 32 Loans                                                                         0.00%
Loans with Borrower PMI                                                                  9.18%
Loans with Prepayment Penalties                                                         71.32%

---------------------------------------------------------------------------------------------------------------

(1) Less than 0.01% but greater than zero.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        25

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance

--------------------------------------------------------------------------------
     Range of               Number                             Percentage of the
Current Principal        of Mortgage    Aggregate Current      Aggregate Current
     Balances               Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
$1 to $50,000                 628        $  18,813,830.76            4.43%
$50,001 to $100,000           857           63,976,611.47            15.08
$100,001 to $150,000          760           94,871,110.58            22.36
$150,001 to $200,000          608          105,502,167.28            24.87
$200,001 to $250,000          386           86,119,585.29            20.30
$250,001 to $300,000           48           13,210,489.96             3.11
$300,001 to $350,000           24            7,749,193.78             1.83
$350,001 to $400,000           17            6,503,751.54             1.53
$400,001 to $450,000           17            7,191,421.96             1.70
$450,001 to $500,000           10            4,700,831.21             1.11
$500,001 to $550,000            8            4,180,558.86             0.99
$550,001 to $600,000           11            6,411,135.01             1.51
$600,001 to $650,000            8            5,007,816.73             1.18
--------------------------------------------------------------------------------
Total:                      3,382        $ 424,238,504.43           100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        26

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   FICO Score

--------------------------------------------------------------------------------
                            Number                             Percentage of the
   Range of              of Mortgage    Aggregate Current      Aggregate Current
 FICO Scores                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Not Available (1)             101      $     4,697,615.94            1.11%
421 to 440                      2              303,253.02            0.07
441 to 460                      7              649,532.16            0.15
461 to 480                      8              801,506.97            0.19
481 to 500                     22            1,774,997.74            0.42
501 to 520                    101           11,387,980.12            2.68
521 to 540                    161           19,578,640.45            4.62
541 to 560                    159           19,531,306.72            4.60
561 to 580                    198           26,603,886.19            6.27
581 to 600                    223           30,060,387.93            7.09
601 to 620                    273           32,725,789.98            7.71
621 to 640                    384           50,280,963.18           11.85
641 to 660                    424           54,857,024.02           12.93
661 to 680                    411           54,766,599.65           12.91
681 to 700                    283           36,943,888.04            8.71
701 to 720                    216           27,327,634.31            6.44
721 to 740                    160           20,550,313.37            4.84
741 to 760                    128           15,629,302.02            3.68
761 to 780                     77           10,490,579.53            2.47
781 to 800                     34            4,285,508.45            1.01
801 to 820                     10              991,794.64            0.23
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.




--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        27

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term To Maturity

--------------------------------------------------------------------------------
     Range of               Number                             Percentage of the
 Original Term To        of Mortgage    Aggregate Current      Aggregate Current
 Maturity (months)          Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
49 to 60                        2      $       207,172.31            0.05%
61 to 72                        1                5,362.36            0.00
97 to 108                       2               66,755.07            0.02
109 to 120                     40              783,241.58            0.18
121 to 132                      9              164,287.17            0.04
133 to 144                      1               33,551.64            0.01
145 to 156                      2               92,288.52            0.02
157 to 168                      2               97,676.47            0.02
169 to 180                    600           38,403,007.44            9.05
181 to 192                     12              442,163.25            0.10
193 to 204                      1               40,069.55            0.01
205 to 216                      1               81,710.57            0.02
217 to 228                      1               31,593.25            0.01
229 to 240                     67            5,111,090.47            1.20
241 to 252                      2               63,600.61            0.01
253 to 264                      1               45,787.19            0.01
289 to 300                      4              269,182.83            0.06
301 to 312                      2              193,402.01            0.05
313 to 324                      2              167,277.41            0.04
325 to 336                      1               43,704.03            0.01
337 to 348                      8              650,399.26            0.15
349 to 360                  2,616          376,973,338.19           88.86
361 to 372                      4              257,754.63            0.06
373 to 384                      1               14,088.62            0.00
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        28

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                        Remaining Term To Stated Maturity

--------------------------------------------------------------------------------
     Range of
  Remaining Term            Number                             Percentage of the
To Stated Maturity       of Mortgage    Aggregate Current      Aggregate Current
     (months)               Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
1 to 12                         1      $         9,799.61            0.00%
13 to 24                       15               89,169.62            0.02
25 to 36                       13              288,992.78            0.07
37 to 48                        3               27,421.57            0.01
49 to 60                        1               16,265.93            0.00
61 to 72                        7              187,523.21            0.04
73 to 84                      119            3,084,229.03            0.73
85 to 96                       37              961,452.06            0.23
97 to 108                       8              240,005.05            0.06
109 to 120                     13              611,489.83            0.14
121 to 132                      2               65,512.21            0.02
133 to 144                     12              570,448.90            0.13
145 to 156                     10              503,220.58            0.12
157 to 168                     16              692,589.79            0.16
169 to 180                    447           35,177,037.95            8.29
181 to 192                      2               78,620.24            0.02
193 to 204                      3              201,727.62            0.05
205 to 216                      6              314,051.80            0.07
217 to 228                      8              399,106.12            0.09
229 to 240                     52            4,244,420.71            1.00
241 to 252                      5              284,138.78            0.07
253 to 264                    192           11,583,542.13            2.73
265 to 276                     40            2,569,773.72            0.61
277 to 288                      2              181,746.96            0.04
289 to 300                     14            1,462,306.34            0.34
301 to 312                      7              604,958.80            0.14
313 to 324                      9              759,983.81            0.18
325 to 336                     17            1,766,915.29            0.42
337 to 348                     56            6,112,651.12            1.44
349 to 360                  2,265          351,149,402.87           82.77
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        29

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Property Types              Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Single Family               2,557      $   307,495,043.12           72.48%
PUD                           307           46,446,855.78           10.95
Condominium                   261           31,997,380.58            7.54
2-Family                      156           22,440,941.29            5.29
3-Family                       44            7,333,081.38            1.73
4-Family                       32            6,437,783.49            1.52
Manufactured                   17            1,313,662.28            0.31
High Rise Condo                 2              321,824.39            0.08
Townhouse                       5              250,961.56            0.06
Mixed Use                       1              200,970.56            0.05
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


                                 Occupancy Type

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Occupancy Types             Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Primary                     3,105      $   393,150,269.01           92.67%
Investor                      247           27,805,880.63            6.55
Secondary                      30            3,282,354.79            0.77
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


                                  Loan Purpose

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Loan Purpose                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Equity Refinance            1,642      $   204,170,193.20           48.13%
Purchase                    1,488          186,322,281.25           43.92
Rate/Term Refinance           252           33,746,029.98            7.95
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        30

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------


                           Current Mortgage Loan Rate

--------------------------------------------------------------------------------
    Range of                Number                             Percentage of the
Current Mortgage         of Mortgage    Aggregate Current      Aggregate Current
   Loan Rates               Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
3.001% to 3.500%                1      $       152,546.99            0.04%
4.501% to 5.000%               13            2,430,830.00            0.57
5.001% to 5.500%               46            7,987,501.65            1.88
5.501% to 6.000%              140           25,019,313.12            5.90
6.001% to 6.500%              289           47,660,358.18           11.23
6.501% to 7.000%              475           82,389,127.11           19.42
7.001% to 7.500%              447           70,648,259.22           16.65
7.501% to 8.000%              486           65,633,201.35           15.47
8.001% to 8.500%              295           35,941,299.56            8.47
8.501% to 9.000%              270           32,512,019.35            7.66
9.001% to 9.500%              145           12,568,549.22            2.96
9.501% to 10.000%             182           12,511,258.92            2.95
10.001% to 10.500%            143            7,668,407.82            1.81
10.501% to 11.000%            132            7,264,039.57            1.71
11.001% to 11.500%             76            4,016,457.73            0.95
11.501% to 12.000%            109            4,790,855.60            1.13
12.001% to 12.500%             44            2,068,361.39            0.49
12.501% to 13.000%             36            1,313,060.01            0.31
13.001% to 13.500%             16              537,497.57            0.13
13.501% to 14.000%             15              461,374.03            0.11
14.001% to 14.500%              6              116,950.49            0.03
14.501% to 15.000%             11              339,878.98            0.08
15.001% to 15.500%              2               93,558.15            0.02
15.501% to 16.000%              2               74,507.89            0.02
16.001% to 16.500%              1               39,290.53            0.01
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        31

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio

--------------------------------------------------------------------------------
      Range of              Number                             Percentage of the
  Current Combined       of Mortgage    Aggregate Current      Aggregate Current
Loan-to-Value Ratios        Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
0.01% to 10.00%                16      $       158,282.58            0.04%
10.01% to 20.00%               34            1,137,254.41            0.27
20.01% to 30.00%               54            2,377,019.34            0.56
30.01% to 40.00%               63            3,060,753.09            0.72
40.01% to 50.00%              118            9,100,170.64            2.15
50.01% to 60.00%              152           13,308,242.77            3.14
60.01% to 70.00%              317           36,229,382.76            8.54
70.01% to 80.00%              933          141,003,886.85           33.24
80.01% to 90.00%              736          110,931,391.89           26.15
90.01% to 100.00%             937          104,333,643.40           24.59
100.01% to 110.00%             17            1,733,871.31            0.41
110.01% to 120.00%              3              639,610.33            0.15
120.01% to 130.00%              2              224,995.06            0.05
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        32

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution

--------------------------------------------------------------------------------
                            Number                             Percentage of the
 Geographic              of Mortgage    Aggregate Current      Aggregate Current
Distribution                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
California                    997      $   147,603,035.17           34.79%
Florida                       375           44,738,136.01           10.55
Illinois                      203           30,310,628.81            7.14
New Jersey                     81           14,405,782.90            3.40
New York                       81           13,625,041.65            3.21
Arizona                       164           13,606,238.03            3.21
Washington                    112           13,539,532.67            3.19
Texas                         160           12,959,823.17            3.05
Maryland                       79           10,866,316.26            2.56
Massachusetts                  60            9,653,774.39            2.28
Michigan                       86            8,897,603.57            2.10
Pennsylvania                   76            8,154,707.41            1.92
Colorado                       67            7,861,855.10            1.85
Ohio                           78            7,550,717.11            1.78
Nevada                         68            7,225,157.25            1.70
Virginia                       47            6,389,208.48            1.51
Connecticut                    45            5,994,551.43            1.41
Oregon                         55            5,968,440.22            1.41
Georgia                        44            5,047,316.14            1.19
North Carolina                 45            4,666,073.80            1.10
Indiana                        58            4,608,311.03            1.09
Missouri                       47            4,456,340.93            1.05
Minnesota                      22            3,230,551.43            0.76
Tennessee                      31            3,201,882.63            0.75
Louisiana                      33            2,693,040.17            0.63
Oklahoma                       32            2,445,133.67            0.58
New Hampshire                  15            2,377,331.05            0.56
New Mexico                     18            2,159,493.08            0.51
Kentucky                       19            1,679,749.97            0.40
South Carolina                 16            1,659,423.58            0.39
Wisconsin                      14            1,651,057.76            0.39
Iowa                           17            1,635,921.42            0.39
Rhode Island                   12            1,533,575.85            0.36
Utah                           17            1,443,007.21            0.34
Hawaii                          6            1,382,907.99            0.33
Maine                          14            1,287,466.30            0.30
District of Columbia           12            1,149,048.05            0.27
West Virginia                   7              813,610.19            0.19
Idaho                           8              781,688.33            0.18
Kansas                          8              754,244.75            0.18
Montana                         8              647,721.30            0.15
Nebraska                        5              646,742.30            0.15
Delaware                        4              624,312.95            0.15
Arkansas                        9              597,173.57            0.14
Alabama                        11              562,394.58            0.13
Mississippi                     9              481,297.76            0.11
South Dakota                    2              313,416.03            0.07
Wyoming                         3              200,450.41            0.05
North Dakota                    1              103,637.11            0.02
Vermont                         1               53,633.46            0.01
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        33

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Loan Documentation          Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Full Documentation          1,610      $   187,429,201.37           44.18%
Stated Income Documentation 1,093          159,320,756.16           37.55
No Documentation              454           49,029,602.53           11.56
Alternate Documentation        78           14,653,665.52            3.45
Limited Documentation         128           12,483,436.72            2.94
Missing Documentation          15              941,449.42            0.22
Streamlined Documentation       4              380,392.71            0.09
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


                               Performance Status

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Performance Status          Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Current                     3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


                             Prepayment Penalty Term

--------------------------------------------------------------------------------
                            Number                             Percentage of the
 Prepayment              of Mortgage    Aggregate Current      Aggregate Current
Penalty Term                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
No Prepayment Penalties     1,260      $   121,652,566.89           28.68%
12 months                     142           22,276,286.57            5.25
24 months                   1,043          162,021,639.62           38.19
30 months                       3               89,566.36            0.02
36 months                     822          105,743,859.36           24.93
60 months                     112           12,454,585.63            2.94
--------------------------------------------------------------------------------
Total:                      3,382      $   424,238,504.43          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        34

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Gross Margin (Adjustable Loans Only)

--------------------------------------------------------------------------------
                            Number                             Percentage of the
  Range of               of Mortgage    Aggregate Current      Aggregate Current
Gross Margin                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
0.001% to 0.500%                1      $        70,852.60            0.03%
1.001% to 1.500%                2              353,209.28            0.16
2.001% to 2.500%                2              290,830.55            0.13
2.501% to 3.000%               29            2,828,769.64            1.26
3.001% to 3.500%                6            1,206,206.00            0.54
3.501% to 4.000%                2              290,249.92            0.13
4.001% to 4.500%                9              851,459.08            0.38
4.501% to 5.000%              122           18,693,448.89            8.36
5.001% to 5.500%              261           38,811,381.96           17.35
5.501% to 6.000%              303           53,941,336.63           24.11
6.001% to 6.500%              355           64,527,613.90           28.84
6.501% to 7.000%              125           18,519,142.20            8.28
7.001% to 7.500%               73            9,517,311.05            4.25
7.501% to 8.000%               49            5,465,309.73            2.44
8.001% to 8.500%               40            4,018,374.75            1.80
8.501% to 9.000%               30            2,976,779.30            1.33
9.001% to 9.500%               12            1,116,440.59            0.50
9.501% to 10.000%               1              110,348.13            0.05
10.001% to 10.500%              2              135,527.37            0.06
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        35

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                Initial Periodic Rate Cap (Adjustable Loans Only)

--------------------------------------------------------------------------------
                            Number                             Percentage of the
Initial Periodic         of Mortgage    Aggregate Current      Aggregate Current
   Rate Cap                 Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
    1.000%                    131      $    13,057,892.79            5.84%
    1.500%                    330           46,629,068.38           20.84
    2.000%                     15            1,818,797.74            0.81
    3.000%                    938          160,491,426.34           71.74
    4.000%                      8            1,471,257.30            0.66
    5.000%                      1              117,865.46            0.05
    6.000%                      1              138,283.56            0.06
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------



              Subsequent Periodic Rate Cap (Adjustable Loans Only)

--------------------------------------------------------------------------------
                            Number                             Percentage of the
Subsequent Periodic      of Mortgage    Aggregate Current      Aggregate Current
      Rate Cap              Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
      1.000%                1,073      $   173,988,930.73           77.77%
      1.500%                  336           47,565,373.45           21.26
      2.000%                    6              549,536.28            0.25
      2.500%                    8            1,471,257.30            0.66
      3.000%                    1              149,493.81            0.07
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        36

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                  Maximum Mortgage Rate (Adjustable Loans Only)

--------------------------------------------------------------------------------
    Range of                Number                             Percentage of the
Maximum Mortgage         of Mortgage    Aggregate Current      Aggregate Current
     Rates                  Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
9.501% to 10.000%               1      $       288,950.58            0.13%
10.001% to 10.500%              5              343,271.55            0.15
10.501% to 11.000%              3              388,105.86            0.17
11.001% to 11.500%              7            1,822,357.35            0.81
11.501% to 12.000%             54           10,559,550.99            4.72
12.001% to 12.500%             81           16,338,741.78            7.30
12.501% to 13.000%            167           34,169,223.03           15.27
13.001% to 13.500%            186           35,059,613.21           15.67
13.501% to 14.000%            228           38,114,399.39           17.04
14.001% to 14.500%            182           26,224,413.74           11.72
14.501% to 15.000%            175           26,011,314.40           11.63
15.001% to 15.500%             93           10,399,566.61            4.65
15.501% to 16.000%            107           12,372,824.04            5.53
16.001% to 16.500%             41            4,004,638.85            1.79
16.501% to 17.000%             31            2,886,941.79            1.29
17.001% to 17.500%             14            1,309,416.23            0.59
17.501% to 18.000%             22            1,769,237.35            0.79
18.001% to 18.500%             11              851,144.88            0.38
18.501% to 19.000%              7              358,843.00            0.16
19.001% to 19.500%              5              164,803.55            0.07
19.501% to 20.000%              2               63,503.81            0.03
20.001% to 20.500%              1               21,240.93            0.01
25.501% to 26.000%              1              202,488.65            0.09
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        37

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                  Minimum Mortgage Rate (Adjustable Loans Only)

--------------------------------------------------------------------------------
    Range of                Number                             Percentage of the
Minimum Mortgage         of Mortgage    Aggregate Current      Aggregate Current
      Rate                  Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
No Minimum Mortgage Rate       22      $     2,754,161.06            1.23%
0.501% - 1.000%                 2              222,571.80            0.10
2.001% - 2.500%                 1              138,283.56            0.06
2.501% - 3.000%                 2              406,816.04            0.18
3.001% - 3.500%                 2              450,532.42            0.20
4.501% - 5.000%                 4              477,103.25            0.21
5.001% - 5.500%                 9            2,053,281.21            0.92
5.501% - 6.000%                51           11,220,827.46            5.02
6.001% - 6.500%               127           23,258,184.92           10.40
6.501% - 7.000%               272           51,265,840.04           22.91
7.001% - 7.500%               252           44,092,570.22           19.71
7.501% - 8.000%               221           34,710,500.79           15.51
8.001% - 8.500%               124           15,726,676.23            7.03
8.501% - 9.000%               135           17,972,737.25            8.03
9.001% - 9.500%                51            6,011,126.87            2.69
9.501% - 10.000%               48            5,210,790.61            2.33
10.001% - 10.500%              23            1,974,824.38            0.88
10.501% - 11.000%              23            2,237,506.71            1.00
11.001% - 11.500%              13            1,177,487.26            0.53
11.501% - 12.000%              17              935,015.02            0.42
12.001% - 12.500%              10              845,281.26            0.38
12.501% - 13.000%               9              459,057.77            0.21
13.001% - 13.500%               6              123,415.44            0.06
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        38

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                Next Loan Rate Adjustment (Adjustable Loans Only)

--------------------------------------------------------------------------------
Next Loan Rate              Number                             Percentage of the
  Adjustment             of Mortgage    Aggregate Current      Aggregate Current
 (Month-Year)               Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
January 2004                    2      $       130,434.54            0.06%
February 2004                  22            1,937,649.48            0.87
March 2004                     22            1,967,358.80            0.88
April 2004                     18            1,423,589.97            0.64
May 2004                       19            1,193,582.50            0.53
June 2004                      17            1,251,519.68            0.56
July 2004                      18            1,123,734.80            0.50
August 2004                     8              673,998.40            0.30
September 2004                  8              613,708.70            0.27
October 2004                    6              468,673.53            0.21
November 2004                   8              788,763.50            0.35
December 2004                   2              108,165.91            0.05
January 2005                    4              611,348.72            0.27
February 2005                   1               62,395.94            0.03
March 2005                      3              417,810.60            0.19
April 2005                      3              646,698.52            0.29
May 2005                        5              800,127.19            0.36
June 2005                       3              372,881.25            0.17
July 2005                      32            4,592,888.40            2.05
August 2005                   174           26,106,789.80           11.67
September 2005                103           13,981,827.52            6.25
October 2005                  209           32,443,836.29           14.50
November 2005                 537          103,645,758.83           46.33
December 2005                  16            2,674,818.57            1.20
April 2006                      2              152,681.99            0.07
May 2006                        1              288,950.58            0.13
July 2006                       2              338,304.46            0.15
August 2006                     1               97,961.68            0.04
September 2006                 74            9,030,344.37            4.04
October 2006                   52            7,459,389.63            3.33
November 2006                  42            6,735,100.52            3.01
December 2006                   2              377,954.05            0.17
April 2008                      1              138,283.56            0.06
May 2008                        1              117,865.46            0.05
October 2008                    2              357,865.17            0.16
November 2008                   4              591,528.66            0.26
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        39

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2004-CB1
              Group I Mortgage Loan Characteristics Summary Report


Summary                                                                        Total          Minimum           Maximumu
------------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                                  $128,958,325.56
Number of Mortgage Loans                                                       1,247
Average Current Principal Loan Balance                                   $103,414.86        $2,539.30       $601,856.88
Average Original Principal Loan Balance                                  $105,705.88       $10,000.00       $602,900.00
(1)  Weighted Average Current Combined Loan-to-Value Ratio                    82.10%            2.47%           121.44%
(1) Weighted Average Mortgage Loan Rate                                       7.829%           4.750%           16.250%
(1) Weighted Average Original Term to Maturity (months)                          320               60               380
(1) Weighted Average Remaining Term to Stated Maturity (months)                  310               17               360
(1) (2) (3)  Weighted Average Fico Score                                         659              432               812
------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 97.66% of the Group I Mortgage Loans have FICO Scores.
(3) Non-Zero Weighted Average



--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Percent of Statistical
                                                                                                       Calculation Date
                                                  Range                                               Principal Balance
                                                  -----                                               -----------------

      Loan Type                                   Fixed                                                         100.00%
                                                  ARMs                                                            0.00%

      Lien                                        First                                                          91.24%
                                                  Second                                                          8.75%
                                                  Third                                                           0.01%

      Balloon Loans                                                                                              10.52%
      Interest Only  Loans                                                                                        3.84%
      FHA Loans                                                                                                   0.20%
      Seller Financed Loans                                                                                       3.29%
      Section 32 Loans                                                                                            0.00%
      Loans with Borrower PMI                                                                                    17.75%
      Loans with Prepayment Penalties                                                                            63.36%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        40

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance

--------------------------------------------------------------------------------
     Range of               Number                             Percentage of the
Current Principal        of Mortgage    Aggregate Current      Aggregate Current
     Balance                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
$1 to $50,000                 363      $    10,744,720.40            8.33%
$50,001 to $100,000           334           25,055,567.55           19.43
$100,001 to $150,000          231           28,511,053.56           22.11
$150,001 to $200,000          184           31,940,632.49           24.77
$200,001 to $250,000          121           26,917,244.08           20.87
$250,001 to $300,000            3              789,639.47            0.61
$300,001 to $350,000            4            1,312,146.17            1.02
$400,001 to $450,000            1              422,135.52            0.33
$450,001 to $500,000            1              459,892.22            0.36
$500,001 to $550,000            2            1,059,453.27            0.82
$550,001 to $600,000            2            1,143,983.95            0.89
$600,001 to $650,000            1              601,856.88            0.47
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        41

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   FICO Score

--------------------------------------------------------------------------------
                            Number                             Percentage of the
  Range of               of Mortgage    Aggregate Current      Aggregate Current
FICO Scores                 Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Not Available (1)              64      $     3,018,034.76            2.34%
421 to 440                      1              233,397.48            0.18
441 to 460                      3              296,896.29            0.23
461 to 480                      3              422,768.02            0.33
481 to 500                     10              418,953.82            0.32
501 to 520                     24            1,868,393.33            1.45
521 to 540                     37            3,872,656.05            3.00
541 to 560                     39            3,976,898.85            3.08
561 to 580                     52            5,135,994.83            3.98
581 to 600                     64            6,095,933.47            4.73
601 to 620                     90            7,058,884.98            5.47
621 to 640                    133           13,814,684.42           10.71
641 to 660                    146           15,377,822.15           11.92
661 to 680                    171           20,980,617.56           16.27
681 to 700                    133           14,966,926.45           11.61
701 to 720                    104           11,532,294.31            8.94
721 to 740                     72            7,774,229.40            6.03
741 to 760                     51            5,186,495.75            4.02
761 to 780                     32            4,482,029.50            3.48
781 to 800                     11            1,747,737.79            1.36
801 to 820                      7              696,676.35            0.54
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        42

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term to Maturity

--------------------------------------------------------------------------------
    Range of                Number                             Percentage of the
Original Term to         of Mortgage    Aggregate Current      Aggregate Current
Maturity (months)           Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
49 to 60                        1      $       198,672.09            0.15%
97 to 108                       1               13,035.42            0.01
109 to 120                     26              582,610.41            0.45
121 to 132                      5              113,347.20            0.09
133 to 144                      1               33,551.64            0.03
169 to 180                    385           25,207,774.07           19.55
181 to 192                      9              281,717.88            0.22
205 to 216                      1               81,710.57            0.06
229 to 240                     35            2,198,696.48            1.70
241 to 252                      1               19,640.09            0.02
253 to 264                      1               45,787.19            0.04
289 to 300                      4              269,182.83            0.21
313 to 324                      2              167,277.41            0.13
325 to 336                      1               43,704.03            0.03
337 to 348                      7              581,134.82            0.45
349 to 360                    764           98,966,133.15           76.74
361 to 372                      2              140,261.66            0.11
373 to 384                      1               14,088.62            0.01
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        43

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                        Remaining Term to Stated Maturity

--------------------------------------------------------------------------------
         Range of           Number                             Percentage of the
    Remaining Term to    of Mortgage    Aggregate Current      Aggregate Current
Stated Maturity (months)    Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
13 to 24                       10      $        67,739.69            0.05%
25 to 36                        7              236,354.11            0.18
37 to 48                        1                5,925.43            0.00
61 to 72                        4              105,877.73            0.08
73 to 84                       70            1,611,684.21            1.25
85 to 96                       25              716,275.74            0.56
97 to 108                       7              214,111.37            0.17
109 to 120                     10              494,450.52            0.38
121 to 132                      1               28,425.85            0.02
133 to 144                      6              256,113.92            0.20
145 to 156                      4              177,246.57            0.14
157 to 168                     13              587,522.76            0.46
169 to 180                    278           22,209,117.42           17.22
181 to 192                      1               28,152.84            0.02
205 to 216                      5              249,027.46            0.19
217 to 228                      4              257,373.32            0.20
229 to 240                     26            1,688,685.67            1.31
241 to 252                      2               99,766.19            0.08
253 to 264                     74            4,126,308.76            3.20
265 to 276                     15              754,406.95            0.59
289 to 300                      7              818,226.57            0.63
301 to 312                      3              389,342.23            0.30
313 to 324                      6              501,389.32            0.39
325 to 336                     12            1,082,993.44            0.84
337 to 348                     20            2,040,476.62            1.58
349 to 360                    636           90,211,330.87           69.95
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        44

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Property Types              Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Single Family                 948      $    91,870,419.18           71.24%
PUD                           118           16,095,508.46           12.48
Condominium                    87            8,596,610.23            6.67
2-Family                       56            7,653,591.89            5.93
3-Family                       20            2,938,800.46            2.28
4-Family                        6              849,779.99            0.66
Manufactured                    7              533,950.72            0.41
Townhouse                       4              218,694.07            0.17
Mixed Use                       1              200,970.56            0.16
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


                                 Occupancy Type

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Occupancy Types             Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Primary                     1,143      $   119,172,490.77           92.41%
Investor                       88            8,107,567.07            6.29
Secondary                      16            1,678,267.72            1.30
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


                                  Loan Purpose

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Loan Purpose                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Equity Refinance              596      $    61,965,364.64           48.05%
Purchase                      542           54,169,907.83           42.01
Rate/Term Refinance           109           12,823,053.09            9.94
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        45

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

--------------------------------------------------------------------------------
    Range of                Number                             Percentage of the
Current Mortgage         of Mortgage    Aggregate Current      Aggregate Current
  Loan Rates                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
4.501% to 5.000%                4      $       737,109.49            0.57%
5.001% to 5.500%               26            4,201,059.95            3.26
5.501% to 6.000%               47            6,950,531.50            5.39
6.001% to 6.500%              109           16,723,711.70           12.97
6.501% to 7.000%              123           19,398,228.72           15.04
7.001% to 7.500%              132           17,910,873.07           13.89
7.501% to 8.000%              173           19,969,119.17           15.48
8.001% to 8.500%              103           11,817,341.11            9.16
8.501% to 9.000%               81            9,086,237.95            7.05
9.001% to 9.500%               58            4,618,776.53            3.58
9.501% to 10.000%              80            4,467,576.24            3.46
10.001% to 10.500%             76            3,582,432.88            2.78
10.501% to 11.000%             70            3,155,772.28            2.45
11.001% to 11.500%             39            1,691,988.23            1.31
11.501% to 12.000%             61            2,493,241.02            1.93
12.001% to 12.500%             19              633,980.52            0.49
12.501% to 13.000%             13              419,959.46            0.33
13.001% to 13.500%              7              284,957.75            0.22
13.501% to 14.000%              8              280,229.51            0.22
14.001% to 14.500%              4              101,314.08            0.08
14.501% to 15.000%              9              226,527.83            0.18
15.001% to 15.500%              2               93,558.15            0.07
15.501% to 16.000%              2               74,507.89            0.06
16.001% to 16.500%              1               39,290.53            0.03
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        46

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio

--------------------------------------------------------------------------------
   Range of Current         Number                             Percentage of the
      Combined           of Mortgage    Aggregate Current      Aggregate Current
Loan-to-Value Ratios        Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
0.01% to 10.00%                 9      $        68,203.79            0.05%
10.01% to 20.00%               19              796,143.79            0.62
20.01% to 30.00%               26            1,214,849.14            0.94
30.01% to 40.00%               27            1,229,068.77            0.95
40.01% to 50.00%               61            3,775,297.97            2.93
50.01% to 60.00%               60            4,944,532.64            3.83
60.01% to 70.00%              116           12,071,701.61            9.36
70.01% to 80.00%              252           34,404,362.38           26.68
80.01% to 90.00%              210           26,149,952.76           20.28
90.01% to 100.00%             453           42,597,896.37           33.03
100.01% to 110.00%             10            1,145,377.61            0.89
110.01% to 120.00%              2              335,943.67            0.26
120.01% to 130.00%              2              224,995.06            0.17
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        47

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution

--------------------------------------------------------------------------------
                            Number                             Percentage of the
 Geographic              of Mortgage    Aggregate Current      Aggregate Current
Distribution                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
California                    352      $    35,774,291.52           27.74%
Florida                       112           12,088,514.65            9.37
Illinois                       67            8,692,398.87            6.74
New Jersey                     39            7,512,427.89            5.83
Texas                          88            6,503,337.24            5.04
New York                       43            6,420,028.40            4.98
Arizona                        76            5,283,711.97            4.10
Pennsylvania                   36            3,592,457.45            2.79
Virginia                       21            2,930,207.41            2.27
Maryland                       25            2,902,540.33            2.25
Washington                     35            2,857,125.31            2.22
Ohio                           28            2,519,329.29            1.95
Michigan                       23            2,493,105.86            1.93
Massachusetts                  15            2,447,943.36            1.90
Nevada                         25            2,437,578.81            1.89
Connecticut                    14            2,373,209.15            1.84
North Carolina                 20            1,938,347.59            1.50
Oregon                         23            1,814,158.02            1.41
Tennessee                      14            1,760,675.27            1.37
Colorado                       22            1,587,144.79            1.23
Indiana                        23            1,454,142.04            1.13
Louisiana                      18            1,400,175.51            1.09
Missouri                       16            1,332,767.02            1.03
Georgia                        15            1,251,671.77            0.97
Minnesota                       7            1,163,394.48            0.90
South Carolina                 10            1,106,105.53            0.86
New Mexico                      7              793,243.02            0.62
Hawaii                          4              784,728.20            0.61
Oklahoma                       11              740,697.19            0.57
Utah                           10              715,627.52            0.55
Montana                         8              647,721.30            0.50
New Hampshire                   4              485,633.54            0.38
Iowa                            3              369,624.30            0.29
Kentucky                        3              356,523.16            0.28
District of Columbia            4              335,622.85            0.26
Idaho                           2              260,168.48            0.20
Kansas                          2              250,426.34            0.19
Wisconsin                       3              218,006.50            0.17
Mississippi                     3              215,102.43            0.17
Maine                           3              210,625.66            0.16
Arkansas                        3              194,768.24            0.15
Alabama                         4              186,664.49            0.14
West Virginia                   1              178,939.88            0.14
Rhode Island                    1              139,756.59            0.11
South Dakota                    1               99,584.80            0.08
Vermont                         1               53,633.46            0.04
Delaware                        1               49,927.25            0.04
Wyoming                         1               34,510.83            0.03
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        48

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Loan Documentation          Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Full Documentation            574      $    55,641,762.85           43.15%
Stated Income Documenation    300           33,929,330.98           26.31
No Documentation              293           31,012,249.84           24.05
Limited Documentation          51            4,096,683.23            3.18
Alternate Documentation        26            4,020,032.14            3.12
Missing Documentation           3              258,266.52            0.20
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


                               Performance Status

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Performance Status          Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Current                     1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------

                             Prepayment Penalty Term

--------------------------------------------------------------------------------
                            Number                             Percentage of the
 Prepayment              of Mortgage    Aggregate Current      Aggregate Current
Penalty Term                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
No Prepayment Penalties       579      $    47,244,492.12           36.64%
12 months                      62            9,368,782.10            7.26
24 months                     112            8,734,779.54            6.77
30 months                       1               17,907.97            0.01
36 months                     405           53,687,973.17           41.63
60 months                      88            9,904,390.66            7.68
--------------------------------------------------------------------------------
Total:                      1,247      $   128,958,325.56          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        49

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------


                             C-BASS Series 2004-CB1
              Group II Mortgage Loan Characteristics Summary Report

Summary                                                                       Total          Minimum           Maximum
----------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                                 $295,280,178.87
Number of Mortgage Loans                                                      2,135
Average Current Principal Loan Balance                                  $138,304.53        $2,400.59       $648,929.19
Average Original Principal Loan Balance                                 $140,017.44        $7,900.00       $650,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                    82.11%            3.09%           119.08%
(1) Weighted Average Mortgage Loan Rate                                      7.605%           3.375%           15.000%
(1) (2) Weighted Average Gross Margin                                        6.069%           0.250%           10.260%
(1) (2) Weighted Average Initial Periodic Rate Cap                           2.572%           1.000%            6.000%
(1) (2) Weighted Average Subsequent Periodic Rate Cap                        1.120%           1.000%            3.000%
(1) (2) (3) Weighted Average Minimum Mortgage Rate                           7.509%           0.000%           13.500%
(1) (2) Weighted Average Maximum Mortgage Rate                              13.898%          10.000%           26.000%
(1) Weighted Average Original Term to Maturity (months)                         350               60               361
(1) Weighted Average Remaining Term to Stated Maturity (months)                 342                8               360
(1) (2) Weighted Average Term to Roll (months)                                   22                1                58
(1) (3)  (4) Weighted Average FICO Score                                        635              435               814
----------------------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.
(2)  Adjustable Loans Only
(3)  Non-Zero Weighted average.
(4)  99.43% of the Group II Mortgage Loans have FICO Scores.



----------------------------------------------------------------------------------------------------------------------
                                                                                           Percent of Statistical
                                                                                              Calculation Date
                                                  Range                                      Principal Balance
                                                  -----                                      -----------------
      Loan Type                                   Fixed                                           24.23%
                                                  ARMs                                            75.77%

      Lien                                        First                                           98.03%
                                                  Second                                           1.97%
      Balloon Loans                                                                                2.62%
      Interest Only Loans                                                                           3.27%
      FHA Loans                                                                                    0.11%
      Seller Financed Loans                                                                        0.74%
      Section 32 Loans                                                                             0.00%
      Loans with Borrower PMI                                                                      5.43%
      Loans with Prepayment Penalties                                                             74.80%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        50

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance

--------------------------------------------------------------------------------
     Range of               Number                             Percentage of the
Current Principal        of Mortgage    Aggregate Current      Aggregate Current
     Balances               Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
$1 to $50,000                 265      $     8,069,110.36            2.73%
$50,001 to $100,000           523           38,921,043.92           13.18
$100,001 to $150,000          529           66,360,057.02           22.47
$150,001 to $200,000          424           73,561,534.79           24.91
$200,001 to $250,000          265           59,202,341.21           20.05
$250,001 to $300,000           45           12,420,850.49            4.21
$300,001 to $350,000           20            6,437,047.61            2.18
$350,001 to $400,000           17            6,503,751.54            2.20
$400,001 to $450,000           16            6,769,286.44            2.29
$450,001 to $500,000            9            4,240,938.99            1.44
$500,001 to $550,000            6            3,121,105.59            1.06
$550,001 to $600,000            9            5,267,151.06            1.78
$600,001 to $650,000            7            4,405,959.85            1.49
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        51

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   FICO Score
--------------------------------------------------------------------------------
                            Number                             Percentage of the
   Range of              of Mortgage    Aggregate Current      Aggregate Current
 FICO Scores                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Not Available (1)              37      $     1,679,581.18            0.57%
421 to 440                      1               69,855.54            0.02
441 to 460                      4              352,635.87            0.12
461 to 480                      5              378,738.95            0.13
481 to 500                     12            1,356,043.92            0.46
501 to 520                     77            9,519,586.79            3.22
521 to 540                    124           15,705,984.40            5.32
541 to 560                    120           15,554,407.87            5.27
561 to 580                    146           21,467,891.36            7.27
581 to 600                    159           23,964,454.46            8.12
601 to 620                    183           25,666,905.00            8.69
621 to 640                    251           36,466,278.76           12.35
641 to 660                    278           39,479,201.87           13.37
661 to 680                    240           33,785,982.09           11.44
681 to 700                    150           21,976,961.59            7.44
701 to 720                    112           15,795,340.00            5.35
721 to 740                     88           12,776,083.97            4.33
741 to 760                     77           10,442,806.27            3.54
761 to 780                     45            6,008,550.03            2.03
781 to 800                     23            2,537,770.66            0.86
800 to 820                      3              295,118.29            0.10
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        52

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term To Maturity

--------------------------------------------------------------------------------
     Range of               Number                             Percentage of the
 Original Term To        of Mortgage    Aggregate Current      Aggregate Current
 Maturity (months)          Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
49 to 60                        1      $         8,500.22            0.00%
61 to 72                        1                5,362.36            0.00
97 to 108                       1               53,719.65            0.02
109 to 120                     14              200,631.17            0.07
121 to 132                      4               50,939.97            0.02
145 to 156                      2               92,288.52            0.03
157 to 168                      2               97,676.47            0.03
169 to 180                    215           13,195,233.37            4.47
181 to 192                      3              160,445.37            0.05
193 to 204                      1               40,069.55            0.01
217 to 228                      1               31,593.25            0.01
229 to 240                     32            2,912,393.99            0.99
241 to 252                      1               43,960.52            0.01
301 to 312                      2              193,402.01            0.07
337 to 348                      1               69,264.44            0.02
349 to 360                  1,852          278,007,205.04           94.15
361 to 372                      2              117,492.97            0.04
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        53

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                        Remaining Term To Stated Maturity

--------------------------------------------------------------------------------
     Range of
  Remaining Term            Number                             Percentage of the
To Stated Maturity       of Mortgage    Aggregate Current      Aggregate Current
     (months)               Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
1 to 12                         1      $         9,799.61            0.00%
13 to 24                        5               21,429.93            0.01
25 to 36                        6               52,638.67            0.02
37 to 48                        2               21,496.14            0.01
49 to 60                        1               16,265.93            0.01
61 to 72                        3               81,645.48            0.03
73 to 84                       49            1,472,544.82            0.50
85 to 96                       12              245,176.32            0.08
97 to 108                       1               25,893.68            0.01
109 to 120                      3              117,039.31            0.04
121 to 132                      1               37,086.36            0.01
133 to 144                      6              314,334.98            0.11
145 to 156                      6              325,974.01            0.11
157 to 168                      3              105,067.03            0.04
169 to 180                    169           12,967,920.53            4.39
181 to 192                      1               50,467.40            0.02
193 to 204                      3              201,727.62            0.07
205 to 216                      1               65,024.34            0.02
217 to 228                      4              141,732.80            0.05
229 to 240                     26            2,555,735.04            0.87
241 to 252                      3              184,372.59            0.06
253 to 264                    118            7,457,233.37            2.53
265 to 276                     25            1,815,366.77            0.61
277 to 288                      2              181,746.96            0.06
289 to 300                      7              644,079.77            0.22
301 to 312                      4              215,616.57            0.07
313 to 324                      3              258,594.49            0.09
325 to 336                      5              683,921.85            0.23
337 to 348                     36            4,072,174.50            1.38
349 to 360                  1,629          260,938,072.00           88.37
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        54

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Property Types              Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Single Family               1,609      $   215,624,623.94           73.02%
PUD                           189           30,351,347.32           10.28
Condominium                   174           23,400,770.35            7.92
2-Family                      100           14,787,349.40            5.01
4-Family                       26            5,588,003.50            1.89
3-Family                       24            4,394,280.92            1.49
Manufactured                   10              779,711.56            0.26
High Rise Condo                 2              321,824.39            0.11
Townhouse                       1               32,267.49            0.01
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


                                 Occupancy Type

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Occupancy Types             Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Primary                     1,962      $   273,977,778.24           92.79%
Investor                      159           19,698,313.56            6.67
Secondary                      14            1,604,087.07            0.54
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


                                  Loan Purpose

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Loan Purpose                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Equity Refinance            1,046      $   142,204,828.56           48.16%
Purchase                      946          132,152,373.42           44.75
Rate/Term Refinance           143           20,922,976.89            7.09
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        55

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

--------------------------------------------------------------------------------
    Range of                Number                             Percentage of the
Current Mortgage         of Mortgage    Aggregate Current      Aggregate Current
   Loan Rates               Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
3.001% to 3.500%                1      $       152,546.99            0.05%
4.501% to 5.000%                9            1,693,720.51            0.57
5.001% to 5.500%               20            3,786,441.70            1.28
5.501% to 6.000%               93           18,068,781.62            6.12
6.001% to 6.500%              180           30,936,646.48           10.48
6.501% to 7.000%              352           62,990,898.39           21.33
7.001% to 7.500%              315           52,737,386.15           17.86
7.501% to 8.000%              313           45,664,082.18           15.46
8.001% to 8.500%              192           24,123,958.45            8.17
8.501% to 9.000%              189           23,425,781.40            7.93
9.001% to 9.500%               87            7,949,772.69            2.69
9.501% to 10.000%             102            8,043,682.68            2.72
10.001% to 10.500%             67            4,085,974.94            1.38
10.501% to 11.000%             62            4,108,267.29            1.39
11.001% to 11.500%             37            2,324,469.50            0.79
11.501% to 12.000%             48            2,297,614.58            0.78
12.001% to 12.500%             25            1,434,380.87            0.49
12.501% to 13.000%             23              893,100.55            0.30
13.001% to 13.500%              9              252,539.82            0.09
13.501% to 14.000%              7              181,144.52            0.06
14.001% to 14.500%              2               15,636.41            0.01
14.501% to 15.000%              2              113,351.15            0.04
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        56

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio

--------------------------------------------------------------------------------
      Range of              Number                             Percentage of the
  Current Combined       of Mortgage    Aggregate Current      Aggregate Current
Loan-to-Value Ratios        Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
0.01% to 10.00%                 7      $        90,078.79            0.03%
10.01% to 20.00%               15              341,110.62            0.12
20.01% to 30.00%               28            1,162,170.20            0.39
30.01% to 40.00%               36            1,831,684.32            0.62
40.01% to 50.00%               57            5,324,872.67            1.80
50.01% to 60.00%               92            8,363,710.13            2.83
60.01% to 70.00%              201           24,157,681.15            8.18
70.01% to 80.00%              681          106,599,524.47           36.10
80.01% to 90.00%              526           84,781,439.13           28.71
90.01% to 100.00%             484           61,735,747.03           20.91
100.01% to 110.00%              7              588,493.70            0.20
110.01% to 120.00%              1              303,666.66            0.10
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        57

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution

--------------------------------------------------------------------------------
                            Number                             Percentage of the
 Geographic              of Mortgage    Aggregate Current      Aggregate Current
Distribution                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
California                    645      $   111,828,743.65           37.87%
Florida                       263           32,649,621.36           11.06
Illinois                      136           21,618,229.94            7.32
Washington                     77           10,682,407.36            3.62
Arizona                        88            8,322,526.06            2.82
Maryland                       54            7,963,775.93            2.70
Massachusetts                  45            7,205,831.03            2.44
New York                       38            7,205,013.25            2.44
New Jersey                     42            6,893,355.01            2.33
Texas                          72            6,456,485.93            2.19
Michigan                       63            6,404,497.71            2.17
Colorado                       45            6,274,710.31            2.13
Ohio                           50            5,031,387.82            1.70
Nevada                         43            4,787,578.44            1.62
Pennsylvania                   40            4,562,249.96            1.55
Oregon                         32            4,154,282.20            1.41
Georgia                        29            3,795,644.37            1.29
Connecticut                    31            3,621,342.28            1.23
Virginia                       26            3,459,001.07            1.17
Indiana                        35            3,154,168.99            1.07
Missouri                       31            3,123,573.91            1.06
North Carolina                 25            2,727,726.21            0.92
Minnesota                      15            2,067,156.95            0.70
New Hampshire                  11            1,891,697.51            0.64
Oklahoma                       21            1,704,436.48            0.58
Tennessee                      17            1,441,207.36            0.49
Wisconsin                      11            1,433,051.26            0.49
Rhode Island                   11            1,393,819.26            0.47
New Mexico                     11            1,366,250.06            0.46
Kentucky                       16            1,323,226.81            0.45
Louisiana                      15            1,292,864.66            0.44
Iowa                           14            1,266,297.12            0.43
Maine                          11            1,076,840.64            0.36
District of Columbia            8              813,425.20            0.28
Utah                            7              727,379.69            0.25
Nebraska                        5              646,742.30            0.22
West Virginia                   6              634,670.31            0.21
Hawaii                          2              598,179.79            0.20
Delaware                        3              574,385.70            0.19
South Carolina                  6              553,318.05            0.19
Idaho                           6              521,519.85            0.18
Kansas                          6              503,818.41            0.17
Arkansas                        6              402,405.33            0.14
Alabama                         7              375,730.09            0.13
Mississippi                     6              266,195.33            0.09
South Dakota                    1              213,831.23            0.07
Wyoming                         2              165,939.58            0.06
North Dakota                    1              103,637.11            0.04
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        58

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Loan Documentation          Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Full Documentation          1,036      $   131,787,438.52           44.63%
Stated Income Documentation   793          125,391,425.18           42.47
No Documentation              161           18,017,352.69            6.10
Alternate Documentation        52           10,633,633.38            3.60
Limited Documentation          77            8,386,753.49            2.84
Missing Documentation          12              683,182.90            0.23
Streamlined Documentation       4              380,392.71            0.13
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


                               Performance Status

--------------------------------------------------------------------------------
                            Number                             Percentage of the
                         of Mortgage    Aggregate Current      Aggregate Current
Performance Status          Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
Current                     2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


                             Prepayment Penalty Term

--------------------------------------------------------------------------------
                            Number                             Percentage of the
 Prepayment              of Mortgage    Aggregate Current      Aggregate Current
Penalty Term                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
No Prepayment Penalties       681      $    74,408,074.77           25.20%
12 months                      80           12,907,504.47            4.37
24 months                     931          153,286,860.08           51.91
30 months                       2               71,658.39            0.02
36 months                     417           52,055,886.19           17.63
60 months                      24            2,550,194.97            0.86
--------------------------------------------------------------------------------
Total:                      2,135      $   295,280,178.87          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        59

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Gross Margin (Adjustable Loans Only)

--------------------------------------------------------------------------------
                            Number                             Percentage of the
  Range of               of Mortgage    Aggregate Current      Aggregate Current
Gross Margin                Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
0.001% to 0.500%                1      $        70,852.60            0.03%
1.001% to 1.500%                2              353,209.28            0.16
2.001% to 2.500%                2              290,830.55            0.13
2.501% to 3.000%               29            2,828,769.64            1.26
3.001% to 3.500%                6            1,206,206.00            0.54
3.501% to 4.000%                2              290,249.92            0.13
4.001% to 4.500%                9              851,459.08            0.38
4.501% to 5.000%              122           18,693,448.89            8.36
5.001% to 5.500%              261           38,811,381.96           17.35
5.501% to 6.000%              303           53,941,336.63           24.11
6.001% to 6.500%              355           64,527,613.90           28.84
6.501% to 7.000%              125           18,519,142.20            8.28
7.001% to 7.500%               73            9,517,311.05            4.25
7.501% to 8.000%               49            5,465,309.73            2.44
8.001% to 8.500%               40            4,018,374.75            1.80
8.501% to 9.000%               30            2,976,779.30            1.33
9.001% to 9.500%               12            1,116,440.59            0.50
9.501% to 10.000%               1              110,348.13            0.05
10.001% to 10.500%              2              135,527.37            0.06
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        60

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                Initial Periodic Rate Cap (Adjustable Loans Only)

--------------------------------------------------------------------------------
                            Number                             Percentage of the
Initial Periodic         of Mortgage    Aggregate Current      Aggregate Current
   Rate Cap                 Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
    1.000%                    131      $    13,057,892.79            5.84%
    1.500%                    330           46,629,068.38           20.84
    2.000%                     15            1,818,797.74            0.81
    3.000%                    938          160,491,426.34           71.74
    4.000%                      8            1,471,257.30            0.66
    5.000%                      1              117,865.46            0.05
    6.000%                      1              138,283.56            0.06
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


              Subsequent Periodic Rate Cap (Adjustable Loans Only)

--------------------------------------------------------------------------------
                            Number                             Percentage of the
Subsequent Periodic      of Mortgage    Aggregate Current      Aggregate Current
      Rate Cap              Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
      1.000%                1,073      $   173,988,930.73           77.77%
      1.500%                  336           47,565,373.45           21.26
      2.000%                    6              549,536.28            0.25
      2.500%                    8            1,471,257.30            0.66
      3.000%                    1              149,493.81            0.07
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        61

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                 Maximum Mortgage Rate (Adjustable Loans Only)

--------------------------------------------------------------------------------
    Range of                Number                             Percentage of the
Maximum Mortgage         of Mortgage    Aggregate Current      Aggregate Current
     Rates                  Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
9.501% to 10.000%               1      $       288,950.58            0.13%
10.001% to 10.500%              5              343,271.55            0.15
10.501% to 11.000%              3              388,105.86            0.17
11.001% to 11.500%              7            1,822,357.35            0.81
11.501% to 12.000%             54           10,559,550.99            4.72
12.001% to 12.500%             81           16,338,741.78            7.30
12.501% to 13.000%            167           34,169,223.03           15.27
13.001% to 13.500%            186           35,059,613.21           15.67
13.501% to 14.000%            228           38,114,399.39           17.04
14.001% to 14.500%            182           26,224,413.74           11.72
14.501% to 15.000%            175           26,011,314.40           11.63
15.001% to 15.500%             93           10,399,566.61            4.65
15.501% to 16.000%            107           12,372,824.04            5.53
16.001% to 16.500%             41            4,004,638.85            1.79
16.501% to 17.000%             31            2,886,941.79            1.29
17.001% to 17.500%             14            1,309,416.23            0.59
17.501% to 18.000%             22            1,769,237.35            0.79
18.001% to 18.500%             11              851,144.88            0.38
18.501% to 19.000%              7              358,843.00            0.16
19.001% to 19.500%              5              164,803.55            0.07
19.501% to 20.000%              2               63,503.81            0.03
20.001% to 20.500%              1               21,240.93            0.01
25.501% to 26.000%              1              202,488.65            0.09
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        62

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------
                 Minimum Mortgage Rate (Adjustable Loans Only)

--------------------------------------------------------------------------------
    Range of                Number                             Percentage of the
Minimum Mortgage         of Mortgage    Aggregate Current      Aggregate Current
      Rate                  Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
No Minimum Mortgage Rate       22           $2,754,161.06            1.23%
0.501% - 1.000%                 2              222,571.80            0.10
2.001% - 2.500%                 1              138,283.56            0.06
2.501% - 3.000%                 2              406,816.04            0.18
3.001% - 3.500%                 2              450,532.42            0.20
4.501% - 5.000%                 4              477,103.25            0.21
5.001% - 5.500%                 9            2,053,281.21            0.92
5.501% - 6.000%                51           11,220,827.46            5.02
6.001% - 6.500%               127           23,258,184.92           10.40
6.501% - 7.000%               272           51,265,840.04           22.91
7.001% - 7.500%               252           44,092,570.22           19.71
7.501% - 8.000%               221           34,710,500.79           15.51
8.001% - 8.500%               124           15,726,676.23            7.03
8.501% - 9.000%               135           17,972,737.25            8.03
9.001% - 9.500%                51            6,011,126.87            2.69
9.501% - 10.000%               48            5,210,790.61            2.33
10.001% - 10.500%              23            1,974,824.38            0.88
10.501% - 11.000%              23            2,237,506.71            1.00
11.001% - 11.500%              13            1,177,487.26            0.53
11.501% - 12.000%              17              935,015.02            0.42
12.001% - 12.500%              10              845,281.26            0.38
12.501% - 13.000%               9              459,057.77            0.21
13.001% - 13.500%               6              123,415.44            0.06
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        63

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                Next Loan Rate Adjustment (Adjustable Loans Only)

--------------------------------------------------------------------------------
Next Loan Rate              Number                             Percentage of the
  Adjustment             of Mortgage    Aggregate Current      Aggregate Current
 (Month-Year)               Loans       Principal Balance      Principal Balance
--------------------------------------------------------------------------------
January 2004                    2      $       130,434.54            0.06%
February 2004                  22            1,937,649.48            0.87
March 2004                     22            1,967,358.80            0.88
April 2004                     18            1,423,589.97            0.64
May 2004                       19            1,193,582.50            0.53
June 2004                      17            1,251,519.68            0.56
July 2004                      18            1,123,734.80            0.50
August 2004                     8              673,998.40            0.30
September 2004                  8              613,708.70            0.27
October 2004                    6              468,673.53            0.21
November 2004                   8              788,763.50            0.35
December 2004                   2              108,165.91            0.05
January 2005                    4              611,348.72            0.27
February 2005                   1               62,395.94            0.03
March 2005                      3              417,810.60            0.19
April 2005                      3              646,698.52            0.29
May 2005                        5              800,127.19            0.36
June 2005                       3              372,881.25            0.17
July 2005                      32            4,592,888.40            2.05
August 2005                   174           26,106,789.80           11.67
September 2005                103           13,981,827.52            6.25
October 2005                  209           32,443,836.29           14.50
November 2005                 537          103,645,758.83           46.33
December 2005                  16            2,674,818.57            1.20
April 2006                      2              152,681.99            0.07
May 2006                        1              288,950.58            0.13
July 2006                       2              338,304.46            0.15
August 2006                     1               97,961.68            0.04
September 2006                 74            9,030,344.37            4.04
October 2006                   52            7,459,389.63            3.33
November 2006                  42            6,735,100.52            3.01
December 2006                   2              377,954.05            0.17
April 2008                      1              138,283.56            0.06
May 2008                        1              117,865.46            0.05
October 2008                    2              357,865.17            0.16
November 2008                   4              591,528.66            0.26
--------------------------------------------------------------------------------
Total:                      1,424      $   223,724,591.57          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        64

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)
                             ----------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.71         5.44           3.80          2.84          2.17          1.63          1.04
Modified Duration                      11.09         4.54           3.32          2.55          1.99          1.52          1.00
First Principal Payment Date         2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     6/25/2006
Payment Windows (mos.)                  337           173           121            91            71            57            29
------------------------------------------------------------------------------------------------------------------------------------


Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    17.69         4.74           3.20          2.32          1.70          1.22          0.80
Modified Duration                      15.17         4.44           3.05          2.23          1.65          1.20          0.79
First Principal Payment Date         2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     4/25/2006
Payment Windows (mos.)                  337           173           121            91            71            57            27
------------------------------------------------------------------------------------------------------------------------------------


Class AV-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.63         3.15           2.09          1.49          1.10          0.88          0.60
Modified Duration                      13.80         3.03           2.03          1.46          1.09          0.87          0.59
First Principal Payment Date         2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Payment Date          9/25/2030     4/25/2013     4/25/2010      8/25/2008    10/25/2006     3/25/2006     7/25/2005
Payment Windows (mos.)                  320           111            75            55            33            26            18
------------------------------------------------------------------------------------------------------------------------------------


Class AV-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    27.74         12.57          8.62          6.38          4.63          2.87          1.78
Modified Duration                      23.45         11.53          8.11          6.09          4.49          2.82          1.76
First Principal Payment Date         9/25/2030     4/25/2013     4/25/2010      8/25/2008    10/25/2006     3/25/2006     7/25/2005
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     4/25/2006
Payment Windows (mos.)                  18            63             47            37            39            32            10
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        65

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)
                             ----------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.12         9.59           6.58          5.06          4.49          4.56          3.14
Modified Duration                      20.20         8.69           6.13          4.79          4.28          4.35          3.03
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      5/25/2007     9/25/2007     3/25/2008     6/25/2006
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     5/25/2007
Payment Windows (mos.)                  97            118            84            52            28             8            12
------------------------------------------------------------------------------------------------------------------------------------


Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.12         9.59           6.58          5.01          4.27          4.02          3.24
Modified Duration                      18.66         8.38           5.97          4.64          4.00          3.79          3.08
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      3/25/2007     5/25/2007     8/25/2007     2/25/2007
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     5/25/2007
Payment Windows (mos.)                  97            118            84            54            32            15             4
------------------------------------------------------------------------------------------------------------------------------------


Class M-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.12         9.59           6.58          4.99          4.18          3.81          3.02
Modified Duration                      18.22         8.28           5.92          4.59          3.90          3.58          2.87
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      3/25/2007     5/25/2007     6/25/2007    12/25/2006
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     5/25/2007
Payment Windows (mos.)                  97            118            84            54            32            17             6
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        66

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)
                             ----------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class B-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.12         9.59           6.58          4.99          4.15          3.74          2.92
Modified Duration                      17.69         8.17           5.86          4.56          3.85          3.50          2.77
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      3/25/2007     4/25/2007     5/25/2007    11/25/2006
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     5/25/2007
Payment Windows (mos.)                  97            118            84            54            33            18             7
------------------------------------------------------------------------------------------------------------------------------------


Class B-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.12         9.59           6.58          4.98          4.13          3.69          2.85
Modified Duration                      17.49         8.12           5.83          4.53          3.82          3.44          2.70
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      2/25/2007     3/25/2007     4/25/2007    10/25/2006
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     5/25/2007
Payment Windows (mos.)                  97            118            84            55            34            19             8
------------------------------------------------------------------------------------------------------------------------------------


Class B-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.12         9.59           6.58          4.97          4.11          3.64          2.79
Modified Duration                      14.45         7.41           5.45          4.29          3.64          3.27          2.56
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      2/25/2007     3/25/2007     3/25/2007     9/25/2006
Last Principal Payment Date          2/25/2032     6/25/2018     2/25/2014      8/25/2011    12/25/2009    10/25/2008     5/25/2007
Payment Windows (mos.)                  97            118            84            55            34            20             9
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        67

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.72         5.99           4.32          3.29          2.57          1.99          1.04
Modified Duration                      11.09         4.82           3.63          2.86          2.28          1.80          1.00
First Principal Payment Date         2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Payment Date         10/25/2032     8/25/2030     6/25/2025      8/25/2020     6/25/2017    12/25/2014     6/25/2006
Payment Windows (mos.)                  345           319           257            199           161           131           29
------------------------------------------------------------------------------------------------------------------------------------


Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    17.77         4.98           3.37          2.44          1.78          1.26          0.80
Modified Duration                      15.23         4.63           3.19          2.34          1.73          1.23          0.79
First Principal Payment Date         2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Payment Date          9/25/2033     6/25/2028     2/25/2022      6/25/2017    12/25/2013     5/25/2011     4/25/2006
Payment Windows (mos.)                  356           293           217            161           119           88            27
------------------------------------------------------------------------------------------------------------------------------------


Class AV-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    15.63         3.15           2.09          1.49          1.10          0.88          0.60
Modified Duration                      13.80         3.03           2.03          1.46          1.09          0.87          0.59
First Principal Payment Date         2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
Last Principal Payment Date          9/25/2030     4/25/2013     4/25/2010      8/25/2008    10/25/2006     3/25/2006     7/25/2005
Payment Windows (mos.)                  320           111            75            55            33            26            18
------------------------------------------------------------------------------------------------------------------------------------


Class AV-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    28.26         13.96          9.63          7.07          5.10          3.11          1.78
Modified Duration                      23.84         12.77          9.04          6.74          4.94          3.05          1.76
First Principal Payment Date         9/25/2030     4/25/2013     4/25/2010      8/25/2008    10/25/2006     3/25/2006     7/25/2005
Last Principal Payment Date          9/25/2033     6/25/2028     2/25/2022      6/25/2017    12/25/2013     5/25/2011     4/25/2006
Payment Windows (mos.)                  37            183           143            107           87            63            10
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        68

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%            100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.29         10.41          7.25           5.58          4.91          5.04          4.65
Modified Duration                      20.30         9.30           6.67           5.23          4.65          4.79          4.41
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      5/25/2007      9/25/2007     3/25/2008     6/25/2006
Last Principal Payment Date          8/25/2033    11/25/2027     12/25/2021     12/25/2017     1/25/2015    12/25/2012     9/25/2011
Payment Windows (mos.)                  115           231           178            128            89            58            64
------------------------------------------------------------------------------------------------------------------------------------


Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%            100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.28         10.34          7.19           5.49          4.65          4.34          3.57
Modified Duration                      18.74         8.88           6.42           5.03          4.32          4.06          3.39
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      3/25/2007      5/25/2007     8/25/2007     2/25/2007
Last Principal Payment Date          6/25/2033     6/25/2026     8/25/2020      10/25/2016     2/25/2014     3/25/2012     9/25/2009
Payment Windows (mos.)                  113           214           162            116            82            56            32
------------------------------------------------------------------------------------------------------------------------------------


Class M-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.27         10.25          7.12          5.40          4.51          4.08          3.20
Modified Duration                      18.29         8.72           6.32          4.92          4.18          3.82          3.03
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      3/25/2007     5/25/2007     6/25/2007    12/25/2006
Last Principal Payment Date          4/25/2033     6/25/2024     10/25/2018     5/25/2015    12/25/2012     4/25/2011     1/25/2009
Payment Windows (mos.)                  111           190           140            99            68            47            26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        69

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------


The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class B-1
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.26         10.18          7.07          5.36          4.44          3.98          3.08
Modified Duration                      17.76         8.55           6.21          4.84          4.09          3.71          2.91
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      3/25/2007     4/25/2007     5/25/2007    11/25/2006
Last Principal Payment Date          3/25/2033     6/25/2023     3/25/2018      9/25/2014     6/25/2012    11/25/2010    10/25/2008
Payment Windows (mos.)                  110           178           133            91            63            43            24
------------------------------------------------------------------------------------------------------------------------------------


Class B-2
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.25         10.07          6.98          5.28          4.37          3.89          2.98
Modified Duration                      17.54         8.43           6.13          4.77          4.02          3.61          2.81
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      2/25/2007     3/25/2007     4/25/2007    10/25/2006
Last Principal Payment Date          1/25/2033     6/25/2022     5/25/2017      2/25/2014    12/25/2011     6/25/2010     6/25/2008
Payment Windows (mos.)                  108           166           123            85            58            39            21
------------------------------------------------------------------------------------------------------------------------------------


Class B-3
------------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption               0%            50%           75%           100%          125%          150%          200%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                    25.21         9.88           6.83          5.16          4.26          3.77          2.87
Modified Duration                      14.48         7.56           5.61          4.42          3.75          3.37          2.62
First Principal Payment Date         2/25/2024     9/25/2008     3/25/2007      2/25/2007     3/25/2007     3/25/2007     9/25/2006
Last Principal Payment Date         10/25/2032     2/25/2021     5/25/2016      4/25/2013     4/25/2011    11/25/2009     2/25/2008
Payment Windows (mos.)                  105           150           111            75            50            33            18
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        70

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                      Yield Maintenance Agreement Schedule
                      ------------------------------------


--------------------------------------------------------------------------------
                                     Notional
    Pay Date        Pay Period       Schedule       Cap Strike      Cap Ceiling
================================================================================
    Feb 2004             1               -               -               -
    Mar 2004             2          67,879,000         6.12            7.71
    Apr 2004             3          67,879,000         5.65            7.71
    May 2004             4          67,879,000         5.90            7.71
    Jun 2004             5          67,879,000         5.67            7.71
    Jul 2004             6          67,879,000         5.91            7.71
    Aug 2004             7          67,879,000         5.67            7.71
    Sep 2004             8          67,879,000         5.67            7.71
    Oct 2004             9          67,879,000         5.91            7.71
    Nov 2004            10          67,879,000         5.70            7.71
    Dec 2004            11          67,879,000         5.94            7.71
    Jan 2005            12          67,879,000         5.70            7.71
    Feb 2005            13          67,879,000         5.70            7.71
    Mar 2005            14          67,879,000         6.45            7.71
    Apr 2005            15          67,879,000         5.70            7.71
    May 2005            16          67,879,000         5.96            7.71
    Jun 2005            17          67,879,000         5.73            7.71
    Jul 2005            18          67,879,000         5.96            7.71
    Aug 2005            19          67,879,000         5.74            7.71
    Sep 2005            20          67,879,000         5.74            7.71
    Oct 2005            21          67,879,000         6.00            7.71
    Nov 2005            22          67,879,000         6.77            7.71
    Dec 2005            23          67,879,000         7.10            7.71
    Jan 2006            24          67,879,000         6.83            7.71
    Feb 2006            25          67,879,000         6.83            7.71
    Mar 2006            26          67,879,000         7.70            7.71
    Apr 2006            27          67,879,000         6.85            7.71
    May 2006            28          67,879,000         7.57            7.71
    Jun 2006            29          67,879,000         7.30            7.71
    Jul 2006            30          67,879,000         7.59            7.71
    Aug 2006            31          67,879,000         7.31            7.71
    Sep 2006            32          67,879,000         7.31            7.71
    Oct 2006            33          67,879,000         7.70            7.71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        71

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                                 Rate Cap Table
                                 --------------

 --------------------------------------------------------------     --------------------------------------------------------------
                                 AV-1, AV-2 &    M-1, M-2, M-3,                                    AV-1, AV-2 &    M-1, M-2, M-3,
                                  AV-3 Rate     B-1, B-2 & B-3                                      AV-3 Rate     B-1, B-2 & B-3
  Pay Date        Pay Period       Cap(1)         Rate Cap(1)        Pay Date        Pay Period       Cap(2)         Rate Cap(2)
  =============================================================     ==============================================================
  Feb 2004             1              N/A             N/A            Feb 2004            1              N/A             N/A
  Mar 2004             2             7.34            7.41            Mar 2004            2             7.34            9.00
  Apr 2004             3             6.87            6.94            Apr 2004            3             6.87            9.00
  May 2004             4             7.11            7.17            May 2004            4             7.13            9.00
  Jun 2004             5             6.88            6.94            Jun 2004            5             6.91            9.00
  Jul 2004             6             7.11            7.17            Jul 2004            6             7.14            9.00
  Aug 2004             7             6.88            6.94            Aug 2004            7             6.91            9.00
  Sep 2004             8             6.88            6.94            Sep 2004            8             6.91            9.00
  Oct 2004             9             7.11            7.17            Oct 2004            9             7.14            9.00
  Nov 2004            10             6.88            6.94            Nov 2004           10             6.95            9.00
  Dec 2004            11             7.10            7.17            Dec 2004           11             7.19            9.00
  Jan 2005            12             6.88            6.94            Jan 2005           12             6.95            9.00
  Feb 2005            13             6.88            6.94            Feb 2005           13             6.95            9.00
  Mar 2005            14             7.61            7.68            Mar 2005           14             7.70            9.00
  Apr 2005            15             6.88            6.94            Apr 2005           15             6.96            9.00
  May 2005            16             7.11            7.17            May 2005           16             7.21            9.00
  Jun 2005            17             6.88            6.94            Jun 2005           17             6.99            9.00
  Jul 2005            18             7.11            7.17            Jul 2005           18             7.22            9.00
  Aug 2005            19             6.88            6.94            Aug 2005           19             7.02            9.00
  Sep 2005            20             6.88            6.94            Sep 2005           20             7.02            9.00
  Oct 2005            21             7.11            7.17            Oct 2005           21             7.28            9.00
  Nov 2005            22             6.88            6.94            Nov 2005           22             8.49            9.00
  Dec 2005            23             7.12            7.18            Dec 2005           23             8.86            9.00
  Jan 2006            24             6.90            6.95            Jan 2006           24             8.57            9.00
  Feb 2006            25             6.90            6.95            Feb 2006           25             8.58            9.00
  Mar 2006            26             7.64            7.70            Mar 2006           26             9.50            9.00
  Apr 2006            27             6.90            6.95            Apr 2006           27             8.60            9.00
  May 2006            28             7.13            7.18            May 2006           28             9.53            9.00
  Jun 2006            29             6.90            6.95            Jun 2006           29             9.25            9.00
  Jul 2006            30             7.13            7.18            Jul 2006           30             9.56            9.00
  Aug 2006            31             6.90            6.95            Aug 2006           31             9.26            9.00
  Sep 2006            32             6.90            6.95            Sep 2006           32             9.26            9.00
  Oct 2006            33             7.15            7.20            Oct 2006           33             9.73            9.00
  Nov 2006            34             6.93            6.98            Nov 2006           34            10.10            9.18
  Dec 2006            35             7.16            7.21            Dec 2006           35            10.46            9.50
  Jan 2007            36             6.93            6.98            Jan 2007           36            10.12            9.19
  Feb 2007            37             6.93            6.98            Feb 2007           37            10.12            9.20
  Mar 2007            38             7.68            7.72            Mar 2007           38            11.20           10.18
  Apr 2007            39             6.93            6.98            Apr 2007           39            10.19            9.25
  May 2007            40             7.16            7.21            May 2007           40            11.17           10.00
  Jun 2007            41             6.93            6.98            Jun 2007           41            10.83            9.69
  Jul 2007            42             7.16            7.21            Jul 2007           42            11.18           10.02
  Aug 2007            43             6.93            6.98            Aug 2007           43            10.83            9.70
  Sep 2007            44             6.93            6.98            Sep 2007           44            10.82            9.70
  Oct 2007            45             7.17            7.21            Oct 2007           45            11.24           10.06
  Nov 2007            46             6.93            6.98            Nov 2007           46            11.10            9.89
 --------------------------------------------------------------     --------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        72

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

                                 Rate Cap Table
                                 --------------

--------------------------------------------------------------    -----------------------------------------------------------------
                Pay Period     AV-1, AV-2 &    M-1, M-2, M-3,                        Pay Period     AV-1, AV-2 &   M-1, M-2, M-3,
                                AV-3 Rate      B-1, B-2 & B-3                                         AV-3 Rate    B-1, B-2 & B-3
Pay Date                          Cap(1)         Rate Cap(1)          Pay Date                         Cap(2)        Rate Cap(2)
==============================================================    =================================================================
Dec 2007            47              7.17            7.21              Dec 2007           47             11.47           10.22
Jan 2008            48              6.93            6.98              Jan 2008           48             11.09            9.89
Feb 2008            49              6.93            6.98              Feb 2008           49             11.09            9.89
Mar 2008            50              7.41            7.46              Mar 2008           50             11.85           10.57
Apr 2008            51              6.94            6.98              Apr 2008           51             11.13            9.92
May 2008            52              7.17            7.21              May 2008           52             11.52           10.27
Jun 2008            53              6.93            6.98              Jun 2008           53             11.15            9.94
Jul 2008            54              7.17            7.21              Jul 2008           54             11.51           10.27
Aug 2008            55              6.93            6.98              Aug 2008           55             11.14            9.94
Sep 2008            56              6.94            6.98              Sep 2008           56             11.13            9.94
Oct 2008            57              7.17            7.21              Oct 2008           57             11.54           10.30
Nov 2008            58              6.93            6.98              Nov 2008           58             11.18            9.98
Dec 2008            59              7.17            7.21              Dec 2008           59             11.55           10.31
Jan 2009            60              6.94            6.98              Jan 2009           60             11.18            9.98
Feb 2009            61              6.94            6.98              Feb 2009           61             11.17            9.98
Mar 2009            62              7.68            7.72              Mar 2009           62             12.36           11.05
Apr 2009            63              6.94            6.98              Apr 2009           63             11.16            9.98
May 2009            64              7.17            7.21              May 2009           64             11.53           10.32
Jun 2009            65              6.94            6.98              Jun 2009           65             11.15            9.98
Jul 2009            66              7.17            7.21              Jul 2009           66             11.52           10.32
Aug 2009            67              6.94            6.98              Aug 2009           67             11.14            9.99
Sep 2009            68              6.94            6.98              Sep 2009           68             11.13            9.99
Oct 2009            69              7.17            7.21              Oct 2009           69             11.50           10.32
Nov 2009            70              6.94            6.98              Nov 2009           70             11.13            9.99
Dec 2009            71              7.17            7.21              Dec 2009           71             11.49           10.33
Jan 2010            72              6.94            6.98              Jan 2010           72             11.12           10.00
Feb 2010            73              6.94            6.98              Feb 2010           73             11.11           10.00
Mar 2010            74              7.68            7.72              Mar 2010           74             12.30           11.07
Apr 2010            75              6.94            6.98              Apr 2010           75             11.10           10.00
May 2010            76              7.17            7.21              May 2010           76             11.46           10.34
Jun 2010            77              6.94            6.97              Jun 2010           77             11.09           10.01
Jul 2010            78              7.17            7.21              Jul 2010           78             11.45           10.35
Aug 2010            79              6.94            6.97              Aug 2010           79             11.08           10.02
Sep 2010            80              6.94            6.97              Sep 2010           80             11.07           10.02
Oct 2010            81              7.17            7.21              Oct 2010           81             11.44           10.36
Nov 2010            82              6.94            6.97              Nov 2010           82             11.07           10.03
Dec 2010            83              7.17            7.21              Dec 2010           83             11.43           10.37
Jan 2011            84              6.94            6.97              Jan 2011           84             11.06           10.04
Feb 2011            85              6.94            6.97              Feb 2011           85             11.05           10.05
Mar 2011            86              7.68            7.72              Mar 2011           86             12.23           11.13
Apr 2011            87              6.94            6.97              Apr 2011           87             11.04           10.06
May 2011            89              7.17            7.20              May 2011           89             11.40           10.40
Jun 2011            90              6.94            6.97              Jun 2011           90             11.03           10.07
Jul 2011            91              7.17            7.20              Jul 2011           91             11.39           10.41
Aug 2011            92              6.94            6.97              Aug 2011           92             11.02           10.09
--------------------------------------------------------------    -----------------------------------------------------------------

(1) Assumes that the 6 month LIBOR remains at 1.17% and run at the pricing speed to call.

(2) Assumes that the 1 month and 6 month LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the Yield Maintenance Agreement.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        73

                                                     Computational Materials for
                                                     CBASS Series 2004-CB1 Trust
--------------------------------------------------------------------------------

          North American ABS and Conduits
          -------------------------------

                                     Phone
                                     -----
NY:      Chris Schiavone             212-834-5372
         Philip Li                   212-834-5033
         Tom Roh                     212-834-5936
         Raj Kothari                 212-834-5413
         Phillip Chun                212-834-5435
         Darya Zhuk                  212-834-5308
         Kevin Lynn                  212-834-5412





         Syndicate/Sales Desk
         --------------------
                                       Phone
                                       -----
NY:      Brian McDonald                212-834-4154
         Randall Outlaw                212-834-4154
         Stacey Mitchell               212-834-4154
         David Stern                   212-834-4154







         Asset-Backed Trading
         --------------------

                                     Phone
                                     -----
NY:      Peter Basso                 212-834-3720
         John Lennon                 212-834-3720







    -------------------------------------------------------------------------

                                  Please Direct
                        All Questions and Orders to the:
                                 Syndicate Desk

                            Brian McDonald (x4-4154)
                            Randall Outlaw (x4-4154)
                            Stacey Mitchell (x4-4154)
                              David Stern (x4-4154)
    -------------------------------------------------------------------------








--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

[JP MORGAN LOGO]                        74